                                                                     EXHIBIT 4.1

                                   INDENTURE

                                     AMONG

                          MGM GRAND, INC., AS ISSUER,

                         THE GUARANTORS PARTIES HERETO

                                      AND

                  PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                         DATED AS OF FEBRUARY 2, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                              Page
                                                                                                                              ----
ARTICLE 1      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................................    1
     Section 1.1   DEFINITIONS..............................................................................................    1
     Section 1.2   COMPLIANCE CERTIFICATES AND OPINIONS.....................................................................   15
     Section 1.3   FORM OF DOCUMENTS DELIVERED TO TRUSTEE...................................................................   15

ARTICLE 2      FORM OF NOTES................................................................................................   16
     Section 2.1   FORMS GENERALLY..........................................................................................   16
     Section 2.2   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..........................................................   16
     Section 2.3   NOTE IN GLOBAL FORM......................................................................................   17

ARTICLE 3      THE NOTES....................................................................................................   17
     Section 3.1   AMOUNT...................................................................................................   17
     Section 3.2   DENOMINATIONS............................................................................................   21
     Section 3.3   EXECUTION, AUTHENTICATION, DELIVERY AND DATING...........................................................   21
     Section 3.4   TEMPORARY NOTES; EXCHANGE OF TEMPORARY GLOBAL NOTES FOR DEFINITIVE
                   NOTES; GLOBAL NOTES REPRESENTING NOTES...................................................................   22
     Section 3.5   REGISTRATION, TRANSFER AND EXCHANGE......................................................................   24
     Section 3.6   MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES....................................................   25
     Section 3.7   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...........................................................   26
     Section 3.8   CANCELLATION.............................................................................................   27
     Section 3.9   COMPUTATION OF INTEREST..................................................................................   27
     Section 3.10  EXCHANGE UPON DEFAULT....................................................................................   28
     Section 3.11  MANDATORY DISPOSITION OF NOTES PURSUANT TO GAMING LAWS...................................................   28

ARTICLE 4      SATISFACTION AND DISCHARGE...................................................................................   29
     Section 4.1   SATISFACTION AND DISCHARGE OF INDENTURE..................................................................   29
     Section 4.2   APPLICATION OF TRUST MONEY...............................................................................   30

ARTICLE 5      REMEDIES.....................................................................................................   30
     Section 5.1   EVENTS OF DEFAULT........................................................................................   30
     Section 5.2   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.......................................................   32
     Section 5.3   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..........................................   33
     Section 5.4   TRUSTEE MAY FILE PROOFS OF CLAIM.........................................................................   34
     Section 5.5   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.........................................   35

     Section 5.6   APPLICATION OF MONEY COLLECTED...........................................................................   35
     Section 5.7   LIMITATION ON SUITS......................................................................................   35
     Section 5.8   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST................................   36
     Section 5.9   RESTORATION OF RIGHTS AND REMEDIES.......................................................................   36
     Section 5.10  RIGHTS AND REMEDIES CUMULATIVE...........................................................................   36
     Section 5.11  DELAY OR OMISSION NOT WAIVER.............................................................................   37
     Section 5.12  CONTROL BY HOLDERS.......................................................................................   37
     Section 5.13  WAIVER OF PAST DEFAULTS..................................................................................   37
     Section 5.14  UNDERTAKING FOR COSTS....................................................................................   38
     Section 5.15  WAIVER OF STAY OR EXTENSION LAWS.........................................................................   38
     Section 5.16  DISQUALIFIED HOLDERS.....................................................................................   38

ARTICLE 6     THE TRUSTEE...................................................................................................   39
     Section 6.1   CERTAIN DUTIES AND RESPONSIBILITIES......................................................................   39
     Section 6.2   NOTICE OF DEFAULTS.......................................................................................   40
     Section 6.3   CERTAIN RIGHTS OF TRUSTEE................................................................................   40
     Section 6.4   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES........................................................   42
     Section 6.5   MAY HOLD NOTES...........................................................................................   42
     Section 6.6   MONEY HELD IN TRUST......................................................................................   42
     Section 6.7   COMPENSATION AND REIMBURSEMENT...........................................................................   42
     Section 6.8   DISQUALIFICATION; CONFLICTING INTERESTS..................................................................   43
     Section 6.9   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY..................................................................   43
     Section 6.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR........................................................   43
     Section 6.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...................................................................   45
     Section 6.12  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS..............................................   45
     Section 6.13  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY........................................................   46
     Section 6.14  APPOINTMENT OF AUTHENTICATING AGENT......................................................................   49
     Section 6.15  APPOINTMENT OF CO-TRUSTEE................................................................................   50

ARTICLE 7     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............................................................   51
     Section 7.1   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS................................................   51
     Section 7.2   PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS....................................................   52
     Section 7.3   REPORTS BY TRUSTEE.......................................................................................   53
     Section 7.4   REPORTS BY COMPANY.......................................................................................   55

ARTICLE 8     CONCERNING THE HOLDERS........................................................................................   56
     Section 8.1   ACTS OF HOLDERS..........................................................................................   56
     Section 8.2   PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY.................................................   56
     Section 8.3   PERSONS DEEMED OWNERS....................................................................................   57
     Section 8.4   REVOCATION OF CONSENTS; FUTURE HOLDERS

                   BOUND....................................................................................................   57

ARTICLE 9     HOLDERS' MEETINGS.............................................................................................   57
     Section 9.1   PURPOSES OF MEETINGS.....................................................................................   57
     Section 9.2   CALL OF MEETINGS BY TRUSTEE..............................................................................   58
     Section 9.3   CALL OF MEETINGS BY COMPANY OR HOLDERS...................................................................   58
     Section 9.4   QUALIFICATIONS FOR VOTING................................................................................   58
     Section 9.5   REGULATIONS..............................................................................................   58
     Section 9.6   VOTING...................................................................................................   59
     Section 9.7   NO DELAY OF RIGHTS BY MEETING............................................................................   59

ARTICLE 10     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.........................................................   60
     Section 10.1  COMPANY MAY CONSOLIDATE, ET..............................................................................   60
     Section 10.2  SUCCESSOR CORPORATION SUBSTITUTED........................................................................   60

ARTICLE 11    SUPPLEMENTAL INDENTURES.......................................................................................   61
     Section 11.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.......................................................   61
     Section 11.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS..........................................................   62
     Section 11.3  EXECUTION OF SUPPLEMENTAL INDENTURES.....................................................................   63
     Section 11.4  EFFECT OF SUPPLEMENTAL INDENTURES........................................................................   63
     Section 11.5  CONFORMITY WITH TRUST INDENTURE ACT......................................................................   64
     Section 11.6  REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES............................................................   64

ARTICLE 12     COVENANTS....................................................................................................   64
     Section 12.1  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST...............................................................   64
     Section 12.2  OFFICER'S CERTIFICATE AS TO COMPLIANCE...................................................................   64
     Section 12.3  MAINTENANCE OF OFFICE OR AGENCY..........................................................................   64
     Section 12.4  MONEY FOR NOTES; PAYMENTS TO BE HELD IN TRUST............................................................   65
     Section 12.5  CORPORATE EXISTENCE......................................................................................   66
     Section 12.6  WAIVER OF CERTAIN COVENANTS..............................................................................   66
     Section 12.7  GUARANTEE AND COLLATERAL MATTERS.........................................................................   67
     Section 12.8  CONDITIONAL COLLATERAL...................................................................................   68
     Section 12.9  LIMITATIONS ON LIENS.....................................................................................   69
     Section 12.10 LIMITATION ON SALE AND LEASEBACK TRANSACTIONS............................................................   70
     Section 12.11 COLLATERAL EVENT AFTER COLLATERAL RELEASE DATE...........................................................   70
     Section 12.12 SPECIAL ASSET SALES......................................................................................   71

ARTICLE 13     REDEMPTION OF NOTES..........................................................................................   76
     Section 13.1  OPTIONAL REDEMPTION......................................................................................   76
     Section 13.2  ELECTION TO REDEEM; NOTICE TO TRUSTEE....................................................................   77
     Section 13.3  SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.............................................................   77
     Section 13.4  NOTICE OF REDEMPTION.....................................................................................   77

     Section 13.5  DEPOSIT OF REDEMPTION PRICE..............................................................................   78
     Section 13.6  NOTES PAYABLE ON REDEMPTION DATE.........................................................................   78
     Section 13.7  NOTES REDEEMED IN PART...................................................................................   78

ARTICLE 14     DEFEASANCE...................................................................................................   79
     Section 14.1  APPLICABILITY OF ARTICLE.................................................................................   79
     Section 14.2  DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.........................................   79
     Section 14.3  DEPOSITED MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.....................................   81
     Section 14.4  REPAYMENT TO COMPANY.....................................................................................   81

ARTICLE 15     COLLATERAL AND SECURITY......................................................................................   81
     Section 15.1  EXECUTION OF COLLATERAL DOCUMENTS........................................................................   81
     Section 15.2  COLLATERAL DOCUMENTS.....................................................................................   82
     Section 15.3  RECORDING AND OPINIONS...................................................................................   83
     Section 15.4  RELEASE AND SUBORDINATION OF COLLATERAL..................................................................   84
     Section 15.5  CERTIFICATES OF THE COMPANY..............................................................................   86
     Section 15.6  AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS.......................   87
     Section 15.7  AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS..........................   87

ARTICLE 16     GUARANTEE....................................................................................................   87
     Section 16.1  GUARANTEE................................................................................................   87
     Section 16.2  EXECUTION AND DELIVERY OF GUARANTEE......................................................................   89
     Section 16.3  LIMITATION OF GUARANTOR'S LIABILITY......................................................................   89
     Section 16.4  CONTRIBUTION.............................................................................................   90
     Section 16.5  RIGHTS UNDER THE GUARANTEE...............................................................................   90
     Section 16.6  PRIMARY OBLIGATIONS......................................................................................   90
     Section 16.7  WAIVERS..................................................................................................   91
     Section 16.8  RELEASES.................................................................................................   91
     Section 16.9  NO ELECTION..............................................................................................   92
     Section 16.10 FINANCIAL CONDITION OF THE COMPANY.......................................................................   92

ARTICLE 17     MISCELLANEOUS................................................................................................   92
     Section 17.1  NOTICES, ETC.............................................................................................   92
     Section 17.2  NOTICE TO HOLDERS; WAIVER................................................................................   93
     Section 17.3  CONFLICT WITH TRUST INDENTURE ACT........................................................................   93
     Section 17.4  COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS...................................................   93
     Section 17.5  SUCCESSORS AND ASSIGNS...................................................................................   94
     Section 17.6  SEPARABILITY CLAUSE......................................................................................   94
     Section 17.7  BENEFITS OF INDENTURE....................................................................................   94
     Section 17.8  GOVERNING LAW............................................................................................   94
     Section 17.9  LEGAL HOLIDAYS...........................................................................................   94
     Section 17.10 NO RECOURSE AGAINST OTHERS...............................................................................   94
     Section 17.11 GAMING LAWS..............................................................................................   95
     Section 17.12 NO PARENT LIABILITY......................................................................................   95

     Reconciliation between Trust Indenture Act of 1939 and Indenture, dated as of February 2, 1998.

     Trust Indenture
     Act Section                                                 Indenture Section
     ---------------                                             -----------------

     Section 310
     ---------------
     (a)(1)....................................................  6.9
     (a)(2)....................................................  6.9
     (a)(3)....................................................  6.15
     (a)(4)....................................................  Not Applicable
     (a)(5)....................................................  6.9
     (b).......................................................  6.8, 6.10
     (c).......................................................  Not Applicable

     Section 311
     -----------
     (a).......................................................  6.13(a)
     (b).......................................................  6.13(b)
     (c).......................................................  Not Applicable

     Section 312
     -----------
     (a).......................................................  7.1, 7.2(a)
     (b).......................................................  7.2(b)
     (c).......................................................  7.2(c)

     Section 313
     -----------
     (a).......................................................  7.3(a)
     (b).......................................................  7.3(b)
     (c).......................................................  7.3(a), 7.3(c)
     (d).......................................................  7.3(d)

     Section 314
     -----------
     (a).......................................................  7.4, 12.2
     (b).......................................................  15.3(c), 15.3(e)
     (c)(1)....................................................  1.2
     (c)(2)....................................................  1.2
     (c)(3)....................................................  Not Applicable
     (d).......................................................  15.5, 15.4(b)
     (e).......................................................  1.2

     Section 315
     -----------
     (a).......................................................  6.1(a), 6.1(c)

     (b).......................................................  6.2, 7.3(a)(7)
     (c).......................................................  6.1(b)
     (d).......................................................  6.1(c)
     (d)(1)....................................................  6.1(c)(1)
     (d)(2)....................................................  6.1(c)(2)
     (d)(3)....................................................  6.1(c)(3)
     (e).......................................................  5.14

     Section 316
     -----------
     (a)(1)(A).................................................  5.12
     (a)(1)(B).................................................  5.13
     (a)(2)....................................................  Not Applicable
     (b).......................................................  5.8
     (c).......................................................  Not Applicable

     Section 317
     -----------
     (a)(1)....................................................  5.3
     (a)(2)....................................................  5.4
     (b).......................................................  12.4

     Section 318...............................................  1.6
     -----------

Note: This reconciliation shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

     INDENTURE dated as of February 2, 1998, by and between MGM GRAND, INC., a Delaware corporation (the "Company"), having its principal executive office at 3799 Las Vegas Boulevard South, Las Vegas, Nevada 89109, the Guarantors party hereto and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), having its Corporate Trust Office at Two Tower Center Boulevard, 20th Floor, East Brunswick, New Jersey 08816.

                            RECITALS OF THE COMPANY
                            -----------------------

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 6.95% Senior Collateralized Notes due 2005 (the "Notes"), to be issued as provided in this Indenture.

     The Guarantors have duly authorized the execution and delivery of this Indenture to provide for the guarantee of the Notes by the Guarantors as provided in this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture, when executed by the Company and each Guarantor, a valid agreement of the Company and each such Guarantor, in each case in accordance with the terms of the Notes and this Indenture, respectively.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of Notes by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Notes, as follows:

                                   ARTICLE 1

                 DEFINITIONS AND OTHER PROVISIONS OF GENERAL

                                  APPLICATION

SECTION 1.1  DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles or as provided with respect to any Notes, and, except as otherwise herein provided or as provided with respect to any Notes, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder with respect to any Notes, shall mean such as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public

Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession which are in effect as of the date of determination;

     (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision and the word "including" when used herein means "including without limitation" except when expressly stated to the contrary;

     (e) certain terms, used principally in Article 3 or Article 6, are defined in those respective Articles; and

     (f) "Act" when used with respect to any holder, has the meaning specified in Section 8.1.

     "Additional Pari Passu Notes" means a series of securities issued by the Company (together with any guarantees thereof by any Guarantors) under an indenture or supplemental indenture after the date hereof that provides for Liens on collateral on a pari passu basis with the Liens securing the Notes and the Guarantees and with the Liens securing the Facility, in an aggregate principal amount not exceeding $200,000,000.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date or Asset Sale Purchase Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date or Asset Sale Purchase Date, plus 0.15%.

     "Administrative Agent" means Bank of America National Trust and Savings Association, in its capacity as Administrative Agent under the Facility (and its successors and assigns from time to time).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by agreement or otherwise.

     "Asset Sale Offer" has the meaning specified in Section 12.12(d).

     "Asset Sale Offer Amount" has the meaning specified in Section 12.12(e).

     "Asset Sale Offer Period" has the meaning specified in Section 12.12(e).

     "Asset Sale Purchase Date" has the meaning specified in Section 12.12(e).

     "Asset Sale Purchase Price" has the meaning specified in Section 12.12(d).

     "Atlantic City" means MGM Grand Atlantic City, Inc., a New Jersey corporation.

     "Attributable Value'' means, with respect to any sale and leaseback transaction, as of the time of determination, the present value of the minimum rental payments called for during the term of the lease constituting part of such transaction (including any period for which such lease has been extended), determined in accordance with GAAP, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

     "Australia" means , collectively, (a) MGM Grand Diamond, Inc., a Nevada corporation, (b) its wholly owned Subsidiary, MGM Grand Australia Pty., Ltd., a corporation organized under the laws of the Northern Territory of Australia, and
(c) each Subsidiary of MGM Grand Australia Pty., Ltd, their successors and assigns (other than the Company or any Guarantor).

     "Authenticating Agent" has the meaning specified in Section 6.14.

     "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

     "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal, state or foreign law for the relief of debtors.

     "Beneficiaries" means the holders of the Notes, the Trustee and the Collateral Agent.

     "Board of Directors" means either the board of directors of the Company or any committee of that board or any other committee of the Company, duly authorized by the board of directors of the Company to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day which is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in Nevada, Pennsylvania, New Jersey or New York are authorized or obligated by law to close.

     "Cash Equivalents" shall have the meaning set forth from time to time in the Facility (or, if the Facility is terminated, the meaning set forth in the Facility on the date hereof).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral" means any assets and interests in assets now owned or hereafter acquired by the Company or any Guarantor in or upon which a Lien is granted for the benefit of the Beneficiaries (whether directly or by way of assignment of a Lien granted to the Company or any Guarantor) under any of the Collateral Documents.

     "Collateral Agent" means PNC Bank, National Association, in its capacity as Collateral Agent for the Trustee and the holders of the Notes under the Collateral Documents.

     "Collateral Documents" means, collectively, the Company Security Agreement, the Company Pledge Agreement, each Subsidiary Security Agreement, each Subsidiary Pledge Agreement, each Mortgage, the Trademark Security Interest Assignment, the Intercreditor Agreement, and any agreements, documents, or instruments (including UCC financing statements) required to be executed pursuant to the foregoing and relating to the Collateral referred to therein, in each case as amended or modified from time to time.

     "Collateral Event" means the occurrence of (a) any reduction in the credit rating assigned by Standard & Poor's to the Notes (or, if Standard Poor's does not rate the Notes, its corporate rating of the Company) to an unsecured credit rating which is below BBB- or (b) any reduction in the credit rating assigned by Moody's to the Notes (or, if Moody's does not rate the Notes, its corporate rating of the Company) to an unsecured credit rating which is below Baa3.

     "Collateral Release" means a release of all Collateral following a Collateral Release Date.

     "Collateral Release Date" means any date on which the Company delivers notice to the Collateral Agent requesting a release of all Liens under the Collateral Documents which is accompanied by (i) letters from both Moody's and Standard & Poor's indicating that, following the release of all Collateral securing the Notes and all collateral securing the Facility, both the Notes and the Facility will receive investment grade ratings and that such release will not result in a reduction in the ratings of the Notes or the Facility issued by either Moody's or Standard & Poor's below the respective ratings in effect on the Issue Date, (ii) a letter from the Administrative Agent confirming that the Liens securing the Facility will be released concurrently with the release of the Liens securing the Notes and the Guarantees (and evidence satisfactory to the Trustee that any Liens securing any Additional Pari Passu Notes are being concurrently released) and (iii) evidence reasonably satisfactory to the Trustee (in the form of an Officers' Certificate attaching a form of amendment to the Facility or otherwise) that the Facility will permit the creation of perfected Liens securing the Notes and Guarantees, pari passu with Liens securing the Facility, upon a Collateral Event.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, of the Company in favor of the Trustee, in substantially the form attached hereto as Exhibit D, as amended or modified from time to time.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the President or an Executive or Senior Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Company Security Agreement" means the Security Agreement, dated as of the date hereof, by the Company in favor of the Trustee, in substantially the form attached hereto as Exhibit B as amended or modified from time to time.

     "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed or purchased that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "Comparable Treasury Price" means, with respect to any Redemption Date or Asset Sale Purchase Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date or Asset Sale Purchase Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date or such Asset Sale Purchase Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (b) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Conditional Collateral" means the stock of MGM Grand Hotel, Inc., unless and until all necessary consents from the respective Gaming Authorities are obtained for the grant of a Lien in favor of the Beneficiaries in such stock, and any assets of Detroit LLC, unless and until any necessary registration of a Guaranty by Detroit LLC with the Commission is completed.

     "Consolidated Net Tangible Assets" means the total amount of assets (including investments in Joint Ventures) of the Company and its subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (a) all current liabilities of the Company and its subsidiaries (excluding any Indebtedness having a maturity of less than 12 months, from the date of the most recent consolidated balance sheet of the Company filed with the Commission as of the time as of which the amount thereof is being computed, which is by its terms renewable or extendible at the option of the obligor thereon to a time beyond 12 months from such date) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with GAAP.

     "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at Two Tower Center Boulevard, 20th Floor, East Brunswick, New Jersey 08816.

     "Corporate Trust Operations Office" means the corporate trust operations office of the Trustee at which any particular time operations specified herein in connection with its corporate trust office shall be administered, which office at the date of execution of this instrument is located at Level B, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

     "corporation" means a corporation, association, company or business trust.

     "Default" means any event that after notice or lapse of time, or both, would become an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7(b).

     "Detroit" means MGM Grand Detroit, Inc., a Delaware corporation.

     "Detroit LLC" means MGM Grand Detroit, LLC, a Delaware limited liability company.

     "Discharged" has the meaning specified in Section 14.2.

     "Disposition" means the voluntary sale, transfer or other disposition of any asset of the Company or any of the Guarantors other than the voluntary sale, transfer or other disposition of (a) Cash, Cash Equivalents, Investments (other than Investments in a Guarantor, New York, Monorail or Australia), inventory or other assets sold, leased or otherwise disposed of in the ordinary course of business of the Company or any of the Guarantors, (b) equipment sold or otherwise disposed of where substantially similar equipment in replacement thereof has theretofore been acquired, or thereafter within 90 days is acquired, by the Company or any of the Guarantors, or where the Company or the Guarantors determine in good faith that the failure to replace such equipment will not be detrimental in any material respect to the business of the Company or any of its Restricted Subsidiaries, or (c) any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, to the Company of any of the Guarantors. As used in this definition, "Cash" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied, and "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States that, at the time of payment, is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 5.1.

     "Event of Loss" means, with respect to any property or asset, any loss, destruction or damage of or to such property or asset, or any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, if the sale of such property or asset, for the amount attributable to such loss, destruction, damage, condemnation, seizure or taking, would not be a Permitted Disposition.

     "Excess Proceeds" has the meaning specified in Section 12.12(b) and (c).

     "Excluded Subsidiary" means New York, Monorail, Australia, any Foreign Holding Company Subsidiary and any Foreign Subsidiary; provided that if any Excluded Subsidiary becomes subject to the covenants in the Facility applicable to Restricted Subsidiaries or grants any Liens to secure the Facility, such Excluded Subsidiary will thereafter not be an Excluded Subsidiary.

     "Exemption" has the meaning specified in Section 15.5(b).

     "Exemption Date" has the meaning specified in Section 15.5(b).

     "Facility" means the Amended and Restated Loan Agreement dated as of July 17, 1997 among the Company, Atlantic City, the banks, managing agents and co-agent therein named therein and the Administrative Agent (and their successors and assigns from time to time party thereto), including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, in each case as amended, modified, renewed, extended, refunded, replaced or refinanced from time to time.

     "Foreign Holding Company Subsidiary" means any Subsidiary of the Company that has no operations and assets other than stock, equity interests and intercompany obligations of Foreign Subsidiaries (including on the date hereof MGM Grand South Africa, Inc., a Nevada corporation).

     "Foreign Subsidiary" means any Subsidiary of the Company that exists under laws other than the laws of the United States, any State thereof or the District of Columbia, that owns no tangible assets that are located in the United States or that consist of stock or equity interests of any Person owning tangible assets located in the United States.

     "Gaming Authority" means the Nevada Gaming Commission, the Nevada State Gaming Control Board, the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement or any similar commission or agency which has, or may at any time after the date of this Indenture have, jurisdiction over the gaming activities of the Company or a Subsidiary (other than an Excluded Subsidiary) of the Company or any successor thereto.

     "Gaming Laws" means the gaming laws of a jurisdiction or jurisdictions to which the Company or a Subsidiary of the Company is, or may at any time after the date of this Indenture be, subject.

     "Gaming Licenses" means every material license, permit, franchise, registration or other material approval held by, or issued at any time after the date of this indenture, to the Company or any of its Subsidiaries authorizing the Company or any of its Subsidiaries to own, lease, operate or otherwise conduct or manage gaming in any state or jurisdiction.

     "Global Note" means a registered Note evidencing all or part of the Notes, including, without limitation, any temporary or permanent Global Note.

     "Guarantee" has the meaning specified in Section 16.1.

     "Guaranteed Obligations" has the meaning specified in Section 16.1.


     "Guarantor" means (i) MGM Grand Hotel, Inc., (ii) Atlantic City, (iii) Monorail Inc., (iv) each of the other corporations identified as a Guarantor on the signature pages hereof and (v) each Subsidiary of the Company that becomes a Guarantor in accordance with Section 12.7 or by executing a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor, together with their permitted successors and assigns provided that if the Guarantee of a Guarantor is withdrawn or cancelled pursuant
--------
to Section 12.7(c), such Person shall no longer be a Guarantor hereunder.

     "Indebtedness" means notes, bonds, debentures or other similar evidences of indebtedness for borrowed money or any guarantee of any of the foregoing.

     "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including the provisions relating to the Guarantees from time to time contained herein and, unless the context otherwise requires, shall include the terms of the Notes.

     "Intercreditor Agreement" means the Intercreditor Agreement between the Trustee and the Administrative Agent, in substantially the form attached hereto as Exhibit I, as amended or modified from time to time.

     "Interest Payment Date" with respect to any Note means February 1 and August 1 of each year, commencing August 1, 1998, provided that if such Interest Payment Date is not a Business Day, interest due on such Interest Payment Date shall be payable on the next succeeding Business Day.

     "Issue Date" means February 2, 1998 or any other date as the Company and the Trustee may mutually agree.

     "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interests is owned, directly or indirectly, by the Company and/or one or more Subsidiaries of the Company.

     "License Revocation" means the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Authority covering MGM Grand Las Vegas, or, after the Completion Date for any Material Project, each Guarantor which owns any material portion of that Material Project. As used in this definition, "Completion Date" means as to any Material Project the date upon which that Material Project is licensed to conduct gaming and open for business to the general public with (a) at least 95% of the hotel rooms provided for in the construction plans ready for occupancy,
(b) at least 95% of the square footage of casino space provided for in the construction plans ready for gaming and (c) substantially all other planned amenities substantially complete.

     "Lien" means, with respect to any asset, any mortgage, lien, encumbrance or other security interest in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, in each case to secure payment of Indebtedness.

     "Material Project" means, as of each date of determination, (a) the proposed MGM Grand Hotel and Casino in Atlantic City, New Jersey (which may be the result of new construction or of the redevelopment of existing hotel/casino properties), and (b) each other casino, hotel and/or entertainment complex project proposed by the Company or any Guarantor which at that date has a development and capital expenditure budget in excess of $250,000,000.

     "Maturity" when used with respect to any Note means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment or otherwise.

     "MGM Grand Hotel, Inc." means MGM Grand Hotel, Inc., a Nevada corporation.

     "MGM Grand Las Vegas" means the MGM Grand Hotel and Casino in Las Vegas, Nevada.

     "Monorail" means The MGM Grand - Bally's Monorail Limited Liability Company, a Nevada limited liability company, its successors and assigns (other than the Company or any

Guarantor).

     "Monorail Inc." means MGM Grand Monorail, Inc., a Nevada corporation, its successors and assigns (other than the Company or any Guarantor).

     "Moody's" means Moody's Investor Service, Inc.

     "Mortgage" means the Nevada Deed of Trust, the New Jersey Mortgage or any other fee or leasehold mortgage instrument or deed of trust with any related security agreements and assignments of lease and rents that may be included in the Collateral Documents after the Issue Date, with such changes to such forms as may be necessary or desirable to conform such forms to the local laws or customs applicable to property in the jurisdiction where such mortgage instrument or deed of trust is to be recorded, as amended or modified from time to time.

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Special Asset Sale or Event of Loss (including any cash received upon the sale or other disposition of any non-cash consideration received in any Special Asset Sale or Event of Loss and insurance proceeds), net of the direct costs relating to such Special Asset Sale or Event of Loss (including legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness (other than the Facility) secured by a Lien on the asset or assets that were the subject of such Special Asset Sale and any reserve established by the Company or any of its Subsidiaries in accordance with GAAP against any liabilities associated with such Special Asset Sale and retained by the Company or any of its Subsidiaries, as the case may be, after such Special Asset Sale.

     "Nevada Deed of Trust" means the Construction and Permanent Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing among MGM Grand Hotel, Inc., as trustor, First American Title Company of Nevada, as trustee, and the Trustee, as beneficiary, dated as of the date hereof, with respect to the MGM Grand Las Vegas and the other real property and improvements described therein, in substantially the form attached hereto as Exhibit F, as amended or modified from time to time.

     "New Jersey Mortgage" means, collectively, (i) the Mortgage, dated as of the date hereof, by Atlantic City, as mortgagor, to the Trustee, as mortgagee, and (ii) the Assignment of Rents, Income and Profits, dated as of the date hereof by Atlantic City to the Trustee, with respect to the real property in Atlantic City, New Jersey owned by Atlantic City as of that date, and the other real property and improvements described therein, in substantially the form attached hereto as Exhibit G, as amended or modified from time to time.

     "New York" means New York-New York Hotel & Casino LLC, a Nevada limited liability company, its successors and assigns (other than the Company or any Guarantor).

     "Non-Wholly Owned Entities" has the meaning specified in Section 12.9.

     "Note Register" and "Note Registrar" have the respective meanings specified in Section 3.5(a).

     "Notes" has the meaning stated in the first recital of this Indenture and includes any Notes

(including any Global Note) authenticated and delivered under this Indenture. In the event any Additional Pari Passu Notes are issued hereunder after the date hereof, as contemplated by Section 3.1, references to "Notes" shall also include such Additional Pari Passu Notes to the extent set forth in the supplemental indenture providing for such Additional Pari Passu Notes.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or an Executive or Senior Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company).

     "Outstanding" when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such Notes; provided, however, that if such Notes are to be redeemed, then notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made and the date for such redemption has passed;

          (iii) Notes, except to the extent provided in Section 14.2, with respect to which the Company has effected defeasance as provided in Article 14; and
          (iv) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

     Provided, however, that in determining whether the holders of the requisite principal amount of Notes Outstanding have performed any Act hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (provided, that in connection with any offer by the Company or any obligor to purchase Notes, Notes rendered by a holder shall be Outstanding until the date of purchase), except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

     "Permitted Disposition" means a Disposition of the type that is permitted under Section 6.2 of the Facility as in effect on the date hereof, without regard to any waiver by the lenders under the Facility of any default or event of default under the Facility that exists or would result from such Disposition.

     "Permitted Encumbrances" means the Permitted Encumbrances as defined in the Facility as in effect on the date hereof.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     "Place of Payment" when used with respect to the Notes means the Corporate Trust Operations Office of the Trustee or such other location as may be established under Section 12.3.

     "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.6 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Principal Property" means any real estate or other physical facility or depreciable asset (or securities acquired with the proceeds of Special Asset Sales), the net book value of which on the date of determination exceeds the greater of $25 million or 2% of the Consolidated Net Tangible Assets of the Company.

     "Pro Rata Amount" means, with respect to any Special Asset Sale, the amount of Net Proceeds from such Special Asset Sale multiplied by a fraction, the numerator of which is the aggregate amount of outstanding obligations under the Notes and the Indenture (and under the Additional Pari Passu Notes, if any) immediately before such Special Asset Sale and the denominator of which is the sum of the numerator plus the aggregate amount of outstanding obligations under the Facility immediately before such Special Asset Sale.

     "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company and certified to the Trustee by the Company.

     "Redemption Date" means the date fixed for redemption of any Note pursuant to this Indenture.

     "Redemption Price" has the meaning specified in Section 13.1.

     "Reference Treasury Dealer" means each of BancAmerica Robertson Stephens, Deutsche Morgan Grenfell Inc. and CIBC Oppenheimer Corp. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury
Dealer and certify same to the Trustee; and any other Primary Treasury Dealer selected by the Company and certified to the Trustee by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date or Asset Sale Purchase Date, the average, as determined by the Company and certified to the Trustee by the Company, of the bid and asked prices for the

Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date or Asset Sale Purchase Date.

     "Regular Record Date" for the interest payable on the Notes on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer" when used with respect to the Trustee means any vice president, the secretary, any assistant secretary or any assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiaries" shall have the meaning set forth in the Facility from time to time and shall in any event include any Subsidiary that guaranties the obligations of the Company under the Facility, grants Liens on its assets securing the Facility or becomes subject to the covenants in the Facility applicable to Restricted Subsidiaries.

     "Significant Subsidiary" means, with respect to any Person, any Subsidiary of that Person that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such Regulation is in effect on the date hereof..

     "Special Asset Sale" means any Disposition of Collateral other than a Permitted Disposition.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7(b).

     "Stated Maturity" when used with respect to any Note or any payment of principal thereof or premium thereon or interest thereon means the date specified in such Note or in this Indenture, as the date on which the principal of such Note or such payment of principal, premium or interest is due and payable.

     "Subsidiary" means, with respect to any person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person or a combination thereof.

     "Subsidiary Pledge Agreement" means, collectively or individually, as the context requires, the Subsidiary Pledge Agreements dated as of the date hereof (or hereafter if executed and delivered at a later date), from each Guarantor in favor of the Trustee, in substantially the form attached hereto as Exhibit E as amended or modified from time to time.

     "Subsidiary Security Agreement" means, collectively or individually, as the context requires, the Subsidiary Security Agreements dated as of the date hereof (or hereafter if executed and delivered at a later date), from each Guarantor in favor of the Trustee, in substantially the form attached hereto as Exhibit C as amended or modified from time to time.

     "Supplemental Interest" shall have the meaning given such term in Section 12.8.

     "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.).

     "Trademark Security Interest Assignment" means the Trademark Security Interest Assignment, dated as of the date hereof, among the Company and certain Guarantors which are parties thereto and the Trustee, in substantially the form attached hereto as Exhibit H as amended or modified from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder. Except where the context otherwise requires, "Trustee" shall include the Trustee in its capacity as Paying Agent, Note Registrar, Collateral Agent and any co-Trustee to the extent provided pursuant to Section 6.15.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as it may be amended from time to time.

     "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be the U.S. Depositary designated in the form of Note attached as Exhibit A hereto until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder.

     "U.S. Government Obligations" has the meaning specified in Section 14.2.

     "Vice President" includes, with respect to the Company, any Executive or Senior Vice President and includes, with respect to the Trustee, any Vice President, whether or not designated by a number or word or words added before or after the title "Vice President."

SECTION 1.2  COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture or the Collateral Documents, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture and the Collateral Documents relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture or the Collateral Documents relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture and the Collateral Documents (other than certificates provided pursuant to Section 12.2) shall include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable that individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

provided, however, that with respect to matters of law, an Officers' Certificate may be based upon an Opinion of Counsel, unless the signers know, or in the exercise of reasonable care should know, that such Opinion of Counsel is erroneous, and provided, further, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials, unless the signer knows, or in the exercise of reasonable care should know, that any such document is erroneous.

SECTION 1.3  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                                   ARTICLE 2
                                 FORM OF NOTES

SECTION 2.1  FORMS GENERALLY.

     The Notes shall be substantially in the form of Exhibit A hereto or in such other form as shall be established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any of the Notes may be listed, or to conform to usage, all as determined by the officers executing such Notes as conclusively evidenced by their execution of such Notes. If the form of Notes (or any Global Note) is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such Notes, at or prior to the delivery of the Company Order contemplated by Section
3.3 for the authentication and delivery of such Notes (or any such Global Note).

     Subject to Section 3.4, the definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as conclusively evidenced by their execution of such Notes.

SECTION 2.2  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The form of the Trustee's certificate of authentication to be borne by the Notes shall be substantially as follows:

     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated therein referred to in the within mentioned Indenture.

               PNC BANK, NATIONAL ASSOCIATION, as Trustee
               By:
                    Authorized Signatory

SECTION 2.3  NOTE IN GLOBAL FORM.

     If any Note is issued as a Global Note, such Global Note may provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Note. Any instructions by the Company with respect to a Global Note, after its initial issuance, shall be in writing but need not comply with Section 1.2.

     Global Notes will be issued in registered form and in either temporary or permanent form. Permanent Global Notes will be issued in definitive form.

      Every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

     THIS NOTE IS AGLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEROF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THE NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEROF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                   ARTICLE 3
                                   THE NOTES
SECTION 3.1  AMOUNT.

     The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $300,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.3, 3.3, 3.4, 3.6, 11.6, 12.12, or 13.7 and except for any Additional Pari Passu Notes that may be issued under this Indenture after the date hereof.

     The Notes shall be known and designated as the "6.95% Senior
Collateralized Notes due 2005" of the Company. Their Stated Maturity shall be February 1, 2005, and they shall bear interest at a rate per annum equal to 6.95%, accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in cash semi-annually on each Interest Payment Date, commencing August 1, 1998, until the principal thereof is paid or duly provided for. In addition, if all the Conditional Collateral is not included in the Collateral as contemplated by
Section 12.8, then, until such time as is provided in Section 12.8, the Notes shall also bear Supplemental Interest, accruing from the Issue Date, payable in cash semi-annually on each Interest Payment Date in each year.

     The principal of (and premium, if any) and interest (including
Supplemental Interest) on the Notes shall be payable at such office or agency of the Company as may be maintained for such purpose under Section 12.3, which initially shall be the Place of Payment.

     The payment of the Notes is guaranteed pursuant to the Guarantees in favor of the Beneficiaries.

     The Notes and the Guarantee are secured by and entitled to the benefits of the Liens in the Collateral provided by the Collateral Documents.

     The Notes shall be repurchased by the Company, at the option of the holders of the Notes, pursuant to Section 12.12.

     The Notes shall be redeemable as provided in Article 13.

     All Notes shall be substantially identical except as to denomination, subject to the provisions set forth below in respect of Additional Pari Passu Notes that may be issued pursuant to this Indenture.

     The Additional Pari Passu Notes may be issued under the Indenture as part of the same series as the Notes or as one or more separate series, as contemplated by Section 11.1. If the Additional Pari Passu Notes are being so issued, there shall be established in one or more indentures supplemental hereto, prior to the issuance thereof:

     (a) The title of such Additional Pari Passu Notes (which, if a separate series, shall distinguish such series from all other series of securities issued under this Indenture);

     (b) The aggregate principal amount of such Additional Pari Passu Notes and any limit on the aggregate principal amount thereof which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 2.3, 3.3, 3.4, 3.5, 3.6, 11.6, 12.12 or 13.7);

     (c) The percentage of the principal amount at which such Additional Pari Passu Notes will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity or upon redemption thereof or the method by which such portion shall be determined;

     (d) The date or dates on which, or periods during which, such Additional Pari Passu Notes may be issued, and the date or dates or the method by which such date or dates will be determined, on which the principal of (and premium, if any, on) such Additional Pari Passu Notes are or may be payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time as set forth in the such Additional Pari Passu Notes issued from time to time);

      (e) The rate or rates (which may be fixed or variable) at which such Additional Pari Passu Notes shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest, if any, shall accrue or the method by which such date or dates shall be determined (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in such Additional Pari Passu Notes issued from time to time) and the circumstances, if any, in which the Company may defer interest payments; and the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and the Regular Record Dates, if any, for the interest payable on such Interest Payment Dates and the notice, if any, to holders regarding the determination of interest, the manner of giving such notice, the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months and any conditions or contingencies as to the payment of interest in cash or otherwise, if any;

     (f) The place or places, if any, in addition to or instead of the Corporate Trust Operations Office of the applicable Trustee where the principal of (and premium, if any) and interest on such Additional Pari Passu Notes shall be payable and where such Additional Pari Passu Notes may be surrendered for registration of transfer or exchange; the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.7; the extent, if any, to which the provisions of the last sentence of Section 12.1 shall apply to such Additional Pari Passu Notes; and the manner in which any principal of, or premium, if any, on, any Global Note will be paid, if other than as set forth elsewhere herein and whether any Global Note will require any notation to evidence payment of principal or interest;

     (g) The obligation, if any, of the Company to redeem, repay, purchase or offer to purchase such Additional Pari Passu Notes pursuant to any mandatory redemption, sinking fund, asset sale offer or analogous provisions or upon other conditions or at the option of the holder thereof and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which such Additional Pari Passu Notes shall be redeemed, repaid, purchased or offered to be purchased, in whole or in part, pursuant to such obligation;

     (h) The right, if any, of the Company to redeem such Additional Pari Passu Notes at its option and the period or periods within which, or the date or dates on which, the price or prices at which, and the terms and conditions upon which, such Additional Pari Passu Notes may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

     (i) If the coin or Currency in which such Additional Pari Passu Notes shall be issuable is in Dollars, the denominations of such Additional Pari Passu Notes if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 3.4);

     (j) Additional provisions, if any, for the defeasance or discharge of certain of the Company's obligations with respect to such Additional Pari Passu Notes of the series, which provisions may be in addition to, or in substitution for, or in modification of (or any combination of the foregoing), the provisions of the Indenture;

     (k) Whether provisions for payment of additional amounts or tax redemptions shall apply and, if such provisions shall apply, such provisions;

     (l) The date as of which such Additional Pari Passu Notes shall be dated;

     (m) If the amount of payments of principal of (and premium, if any) or interest on such Additional Pari Passu Notes may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which such Additional Pari Passu Notes are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

     (n) The applicable overdue rate, if any;

     (o) If such Additional Pari Passu Notes do not bear interest, the applicable dates for purposes of Section 7.1;

     (p) Any addition to, or modification or deletion of, any Event of Default or covenant provided for in this Indenture with respect to such Additional Pari Passu Notes;

     (q) Whether such Additional Pari Passu Notes shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary for such Global Note or Notes; and the manner in which and the circumstances under which Global Notes representing such Additional Pari Passu Notes may be exchanged for Debt Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.4(b);

     (r) The designation, if any, of any depositaries, trustees (other than the Trustee), Paying Agents, Authenticating Agents, Note Registrars, Collateral Agents (other than the Trustee) or other agents with respect to the such Additional Pari Passu Notes;

     (s) If such Additional Pari Passu Notes will be issuable in definitive form only upon receipt of certain certificates or other documents or upon satisfaction of certain conditions, the form and terms of such certificates, documents or conditions;

     (t) Whether such Additional Pari Passu Notes will be convertible into shares of common stock or other securities or property of the Company, and, if so, the terms and conditions, which may be in addition to or in lieu of the provisions contained in this Indenture, upon which such Additional Pari Passu will be so convertible, including the conversion price and the conversion period;

     (u) The portion of the principal amount of such Additional Pari Passu Notes which will be payable upon declaration of acceleration of the maturity thereof, if other than the principal amount thereof;

     (v) The terms, if any, on which such Additional Pari Passu Notes will be subordinate to other debt of the Company;

     (w) The provisions, if any, relating to the collateral provided for such Additional Pari Passu Notes; and

     (x) Any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.3) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional securities of such series.

SECTION 3.2  DENOMINATIONS.

     The Notes shall be issuable only as Notes in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

SECTION 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Notes shall be executed on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Executive or Senior Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. If any Note shall be represented by a permanent Global Note, then, for purposes of this Section and Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Note or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Note.

     The Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, prior to the authentication and delivery of the Notes, (i) the Board Resolution by or pursuant to which the form and terms of such Notes have been approved, (ii) an Officers' Certificate stating that all conditions precedent provided for in the Indenture have been complied with and that, to the best knowledge of the signers of such certificates, no Event of Default with respect to any of the Notes shall have occurred and be continuing and (iii) an Opinion of Counsel substantially to the effect that:

     (a) the forms and terms of such Notes, have been established in conformity with the provisions of this Indenture; and

     (b) such Notes, when completed by appropriate insertions and executed and delivered by the Company to the Trustee in accordance with the Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     The Trustee shall not be required to authenticate such Notes if the issuance of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture in a manner which is not reasonably acceptable to the Trustee.

     Each Note shall be dated the date of its authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 3.8 together with a written statement (which need not comply with Section 1.2) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.4 TEMPORARY NOTES; EXCHANGE OF TEMPORARY GLOBAL NOTES FOR DEFINITIVE NOTES; GLOBAL NOTES REPRESENTING NOTES.

     (a) Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Notes, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes. Every such temporary Note shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes in lieu of which they are issued.

     Except in the case of temporary Global Notes (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the holder, except as provided in Section
3.5 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations and of a like Stated Maturity and like terms and provisions. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

     (b) The Notes are initially to be issued in the form of one or more Global Notes. The Company shall execute and the Trustee shall, in accordance with
Section 3.3 and the Company Order, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Notes to be represented by such Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, and (iii) shall bear a legend substantially as set forth in Section 2.3.

     Notwithstanding any other provision of this Section or Section 3.5, unless and until it is exchanged in whole or in part for Notes in definitive form, a Global Note representing the Notes may not be transferred except as a whole by the U.S. Depositary to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary or a nominee of such successor depositary.

     If at any time the U.S. Depositary for the Notes notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Notes or if at any time the U.S. Depositary for Notes shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Notes. If a successor U.S. Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver, Notes in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes in exchange for such Global Note or Notes.

     The Company may at any time and in its sole discretion determine that the Notes issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver, Notes in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes in exchange for such Global Note or Notes.

     If the Notes shall have been issued in the form of one or more Global Notes and if an Event of Default with respect to the Notes shall have occurred and be continuing, upon request by the Trustee (which shall be made upon request of any Person or Persons having a beneficial interest in at least 25% in principal amount of the Global Notes or, if Section 3.10 is applicable, any Person having a beneficial interest in the Global Notes), the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver, Notes in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes (or such lesser principal amount as the Trustee may request with respect to a specified Person's beneficial interest in the Global Note, in which case the Trustee will authenticate and deliver a new Global Note or Notes in a denomination equal to the difference between the principal amount of the surrendered Global Note or Notes and the such lesser principal amount requested by the Trustee), in exchange for such Global Note or Notes.

     The U.S. Depositary for the Notes may surrender a Global Note for the Notes in exchange in whole or in part for the Notes in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

     (i) to each Person specified by the U.S. Depositary a new Note or Notes, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

     (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to holders thereof.

     Upon the exchange of a Global Note for Notes in definitive form, such Global Note shall be cancelled by the Trustee. Notes issued in exchange for a Global Note pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Persons in whose names such Notes are so registered.

SECTION 3.5  REGISTRATION, TRANSFER AND EXCHANGE.

     (a) The Company shall cause to be kept at the Corporate Trust Operations Office of the Trustee (or at the appropriate office of any other Note Registrar appointed hereunder) a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers and exchanges of Notes. Pursuant to
Section 6.16, the Company shall appoint a "Note Registrar" for the purpose of registering Notes and registering transfers and exchanges of Notes as herein provided.

     Upon surrender for registration of transfer of any Note at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Notes of like aggregate principal amount of such denominations as are authorized for Notes and of a like Stated Maturity and with like terms and conditions.

     Except as otherwise provided in Section 3.4 and this Section 3.5, at the option of the holder, Notes may be exchanged for other Notes of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the holder making the exchange is entitled to receive.

     (b) All Notes issued upon any transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for such transfer or exchange.

     Every Note presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed, by the holder thereof or his or her attorney duly authorized in writing.

     No service charge will be made for any transfer or exchange of Notes except as provided in Section 3.6. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Notes, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the holders.

     The Company, the Trustee and the Note Registrar shall not be required (i) to register, transfer or exchange Notes during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Notes selected for redemption under Section 13.3 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

SECTION 3.6  MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES.

     If (i) any mutilated Note is surrendered to the Trustee at its Corporate Trust Operations Office, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Note has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously Outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay the amount due on such Note.

     Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 3.7  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     (a) Interest on any Note which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Note) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Note upon any transfer or exchange subsequent to the Regular Record Date. Payment of interest on Notes shall be made at the Place of Payment or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

     (b) Any interest on any Note which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of his having been such registered holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Notes (or their respective Predecessor Note) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the holders of such Notes at their addresses as they appear in the Note Register, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Notes (or their respective Predecessor Note) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     (c) Subject to the foregoing provisions of this Section, each Note delivered under this

Indenture upon transfer of, in exchange for, or in lieu of, any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 3.8  CANCELLATION.

     All Notes surrendered for payment, redemption, purchase under Section 12.12, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee at its Corporate Trust Operations Office. All Notes so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be delivered to the Company upon Company Request. The acquisition of any Notes by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Notes are surrendered to the Trustee for cancellation. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Notes or until payment thereon is made in full.

SECTION 3.9   COMPUTATION OF INTEREST.

     Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.10  EXCHANGE UPON DEFAULT.

     If default is made in the payments referred to in Section 12.1, then the Company hereby undertakes that, upon presentation and surrender of a permanent Global Note to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof, the Company will issue and the Trustee will authenticate and deliver to the bearer of such permanent Global Note duly executed and authenticated definitive Notes with the same issue date and maturity date as set out in such permanent Global Note.

SECTION 3.11  MANDATORY DISPOSITION OF NOTES PURSUANT TO GAMING LAWS.

     Each holder and beneficial owner, by accepting or otherwise acquiring an interest in the Notes, shall be deemed to have agreed that if the Gaming Authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a holder or beneficial owner must be licensed, qualified or found suitable under the applicable Gaming Laws, such holder or beneficial owner shall apply for a license, qualification or a finding of suitability within the required time period. If such Person fails to apply or become licensed or qualified or is found unsuitable (a "Disqualified Holder"), then the Company shall have the right, at its option, notwithstanding any other provision of this Indenture (i) to require such Person to dispose of its Notes or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority or (ii) to redeem such Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest (including Supplemental Interest, if any) to the earlier of the redemption date and the date of the finding of unsuitability, which may be less than 30 days following the notice of redemption if so requested or prescribed by the Gaming Authority, or such lesser amount as may be required by applicable Gaming Laws or by order of any Gaming Authority. The Company shall notify the Trustee in writing of any such Disqualified Holder status or redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such holder or beneficial owner may incur in connection with its application for a license, qualification or a finding of suitability. Notwithstanding any other provision of this Indenture, immediately upon the imposition of a requirement to dispose of Notes by a Gaming Authority, such Person shall, to the extent required by applicable Gaming Laws, have no further right (i) to exercise, directly or indirectly, through any trustee, nominee or any other person or entity, any right conferred by the Notes or (ii) to receive any interest, dividends or any other distributions or payments with respect to the Notes or any remuneration in any form with respect to the Notes from the Company or the Trustee, except the redemption price.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.1  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall, upon Company Request, cease to be of further effect with respect to the Notes (except as to any surviving rights of registration of transfer or exchange of such Notes herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Notes) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

     (a)  either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.4) have been delivered to the Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Trustee for cancellation,

               (i)    have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company;

     (b) the Company, in the case of subclause (i), (ii) or (iii) of clause
(a)(2) of this Section, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Notes shall not be deemed terminated or discharged;

     (c) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

     (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

     (e) the Company has delivered to the Trustee an Opinion of Counsel or a ruling by the Internal Revenue Service to the effect that holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and discharge.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14, the obligations of the Company under Section 12.1, and, if money shall have been deposited with the Trustee pursuant to clause (b) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 12.4, shall survive.

SECTION 4.2  APPLICATION OF TRUST MONEY.

      Subject to the provisions of the last paragraph of Section 12.4, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE 5
                                    REMEDIES

SECTION 5.1  EVENTS OF DEFAULT.

     "Event of Default" wherever used herein with respect to the Notes means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest (including any Supplemental Interest) upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of (and premium, if any, on) any Note at its Maturity; or

     (c) failure by the Company to make or consummate an Asset Sale Offer when or as required under this Indenture or to comply with the provisions described under Section 10.1; or

     (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or in the Collateral Documents, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the failure by the Company or any Guarantor to pay when due (after applicable grace periods as provided in any applicable instrument governing such debt) the principal of any Indebtedness of the Company or any Guarantor (a "Payment Default") or a default (after applicable grace periods as provided in any applicable instrument governing such debt) that results in or requires the acceleration of the maturity of, or the repurchase, redemption or defeasance of any Indebtedness of the Company or any Guarantor, or requires that the Company or any Guarantor offer to take any of the foregoing actions ("an Acceleration") and, in each case the aggregate principal amount of such Indebtedness that is subject to a Payment Default or an Acceleration, together with the principal amount of any other such Indebtedness which is subject to a Payment Default or an Acceleration, aggregates $25 million or more, if such overdue Indebtedness is not discharged or such Acceleration is not annulled within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Notes;

     (f) the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (g) the commencement by the Company or any Significant Subsidiary of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

     (h) breach by the Company or any Guarantor or any of the Company's Subsidiaries of any material representation or warranty set forth in this Indenture or the Collateral Documents, which breach is not cured by the Company or any Guarantor or such Subsidiary or waived within 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (i) repudiation by the Company or any of the Guarantors of their obligations under the Collateral Documents or the Guarantees or the Company or any Guarantor takes any action that causes, or asserts, or fails to timely take any action that it knows, or has been notified by the Trustee, is necessary to prevent, the unenforceability of the Collateral Documents or the Guarantees against the Company or any of the Guarantors for any reason, or is necessary to maintain the perfection of the material Liens of the Collateral Documents, except for such matters as are expressly permitted under this Indenture or the Collateral Documents; or

     (j) the occurrence of a License Revocation which continues for a period of more than 90 consecutive days; or

     (k) the Company or any Guarantor shall suffer any final judgments which individually or in the aggregate exceed $25 million and remain unstayed, unsatisfied, not bonded and undischarged for a period of 60 consecutive days after notice to the Company from the Trustee or notice to the Company and the Trustee from the holders of at least 25% in principal amount of the Outstanding Notes.

SECTION 5.2  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) plus accrued and unpaid interest (and premium, if payable) shall become immediately due and payable. Upon payment of such amount all obligations of the Company in respect of the payment of principal of the Notes shall terminate.

     At any time after such a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of at least a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

      (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (1)  all overdue installments of interest on all Notes,

          (2) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Notes,

          (3) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Note at the rate or rates prescribed therefor in such Notes, and

          (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to Notes, other than the nonpayment of the principal of Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that, if:

     (a) default is made in the payment of any installment of interest on any Note when such interest or payment becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of principal of (or premium, if any, on) any Note at the Maturity thereof,

then the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Notes, the amount then due and payable on such Notes for the principal (and premium, if any) and interest (including Supplemental Interest), if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes wherever situated. In addition, if an Event of Default occurs and is continuing, the Trustee shall have the remedies set forth in the Collateral Documents and Section 15.6 hereof.

     If an Event of Default with respect to Notes occurs and is continuing, then the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Collateral Documents or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     The Trustee shall be under no duty to the Company or any Guarantor to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protect, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable to the Company or the Guarantors for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to the Company or the Guarantors to take any action with regard thereto. The Trustee shall have no duty to the Company or the Guarantors to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the security interests in, or the Trustee's rights in or to, any of the Collateral.

SECTION 5.4  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal Bankruptcy Laws, as now or hereafter constituted, relative to the Company or any Guarantor, or the property of the Company or of any Guarantor or their creditors, the Trustee (irrespective of whether the principal of such Notes shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including Supplemental Interest, if any) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the holders of such Notes allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

SECTION 5.5  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.

     All rights of action and claims under this Indenture or the Notes or Guarantees may be prosecuted and enforced by the Trustee without the possession of any of such Notes or Guarantees or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

SECTION 5.6  APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (including Supplemental Interest, if any) on the Notes ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively;

     THIRD: without duplication, to holders of Notes for any other obligations owing to the holders of Notes under the Notes, this Indenture or the Collateral Documents; and

     FOURTH: The balance, if any, to the Person or Persons entitled thereto.

SECTION 5.7  LIMITATION ON SUITS.

     No holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees or the Collateral Documents, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such holder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such holder or holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of at least a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, the Guarantees or the Collateral Documents to affect, disturb or prejudice the rights of any other such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under this Indenture, the Guarantees or the Collateral Documents, except in the manner herein provided and for the equal and ratable benefit of all of such holders. For the protection and enforcement of the provisions of this
Section 5.7, each and every holder of Notes and the Trustee shall be entitled to such relief as can be given at law or in equity.

SECTION 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, except for restrictions imposed by Gaming Laws or Gaming Authorities on payments by entities holding Gaming Licenses, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7 and Section 3.11) interest on such Note on the respective Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such holder except that no holder shall have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would under applicable law result in the surrender, impairment, waiver, or loss of the Liens of the Collateral Documents upon any property subject to the Lien in favor of the Beneficiaries.

SECTION 5.9    RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case the Company, the Trustee and the holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

SECTION 5.10   RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law (including Gaming Laws), be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders, as the case may be.

SECTION 5.12   CONTROL BY HOLDERS.

     The holders of at least a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that:

     (a) such direction shall not be in conflict with any rule of law (including Gaming Laws) or with this Indenture;

     (b) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the holders of Notes not joining in any such direction; and

     (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13   WAIVER OF PAST DEFAULTS.

     The holders of not less than a majority in aggregate principal amount of the Outstanding Notes, by notice to the Trustee, may, on behalf of the holders of all the Notes, waive any past default hereunder and its consequences, except a default:

     (a) in the payment of the principal of (or premium, if any) or interest on any Note,

     (b)  in respect of a covenant or provision hereof which, pursuant to
Article 11, cannot be modified or amended without the consent of the holder of each Outstanding Note affected, or

     (c) in respect of a covenant or provision which Article 11 provides cannot be modified or amended without the consent of the holders of not less than 66-K% in aggregate principal amount (in which case the holders of such percentage may, on behalf of all the Notes, waive any past default hereunder and its consequences).

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Notes under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14   UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder or group of holders holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any holder of a Note for the enforcement of the payment of the principal of (or premium, if any) or interest (including Supplemental Interest, if any) on such Note on or after the respective Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15   WAIVER OF STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.16   DISQUALIFIED HOLDERS.

     To the extent required by applicable Gaming Laws, Notes held by a Disqualified Holder shall, so long as held by such Person, be disregarded for purposes of providing notices, directions, waivers or other actions and determining the sufficiency of such notices, directions, waivers or actions under this Article 5.

     ARTICLE 6

     THE TRUSTEE

SECTION 6.1    CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default with respect to the Notes,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Notes has occurred and is continuing, the Trustee shall, with respect to the Notes, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Notes in good faith in accordance with the direction of the holders of at least a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (5) the Trustee shall cooperate and comply with any order or directive of a Gaming Authority in connection with this Indenture, including that the Trustee submit an application for any license, finding of suitability or other approval pursuant to any Gaming Laws and will cooperate fully and completely in any proceeding related to such application; provided the Company agrees to prepare (or cause the Guarantors to prepare) all documentation in connection with any such order, directive, application and proceeding and to reimburse the Trustee for all costs and expenses incurred by it in connection therewith.

     (d) Whether or not therein expressly so provided, every provision of this Indenture or the Collateral Documents relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. In the event of any conflict or ambiguity between this Indenture and any of the Collateral Documents (including the Intercreditor Agreement), the provisions of this Indenture shall govern and control with respect to the Trustee's rights, responsibilities and duties. The provisions of this Indenture with respect to the Trustee's rights, responsibilities and duties are incorporated by reference into each of the Collateral Documents (including the Intercreditor Agreement) and shall apply with respect to the Trustee's performance thereunder (whether in the capacity as Trustee or Collateral Agent) as if set forth therein.

SECTION 6.2    NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any default hereunder with respect to Notes, the Trustee shall give notice to all holders of Notes of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the holders of Notes; and provided, further, that in the case of any default of the character specified in Section 5.1(d) with respect to Notes, no such notice to holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes.

     Notice given pursuant to this Section 6.2 shall be transmitted by mail:

     (a) to all registered holders, as the names and addresses of the registered holders appear in the Note Register; and

     (b) to each holder of a Note whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) of this Indenture.

SECTION 6.3    CERTAIN RIGHTS OF TRUSTEE.

     Except as otherwise provided in Section 6.1:

     (a) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the holders of Notes pursuant to this Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) Except with respect to Section 12.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article 12 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Default or Event of Default occurring pursuant to Section 5.1(a), (b) or (c) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.


SECTION 6.4    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

     The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Guarantees, the Collateral Documents or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds thereof. The Trustee makes no representation as to the validity, value or condition of any property covered or intended to be covered by the Lien of the Collateral Documents or any part thereof or as to the title of the Company to such property or as to the security afforded by the Collateral Documents or hereby. The Trustee has not prepared or participated in the negotiation of any of the Collateral Documents, and each holder, by the purchase of a Note, shall be deemed to have requested and authorized the Trustee to execute and deliver each Collateral Document.

SECTION 6.5    MAY HOLD NOTES.

     The Trustee, any Paying Agent, the Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

SECTION 6.6    MONEY HELD IN TRUST.

     Money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7    COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

     (a) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder and under the Collateral Documents (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the

Trustee in accordance with any provision of this Indenture and the Collateral Documents (including costs incurred in connection with applications to any Gaming Authority and including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder or under the Collateral Documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Notes, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Notes.

     The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law. When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(f) or (g) occurs, the expenses and the compensation for the services of the Trustee are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.8    DISQUALIFICATION; CONFLICTING INTERESTS.

     The Trustee shall comply with the relevant provisions of the TIA with respect to conflicts of interest and disqualification. If such provisions require the Trustee to resign with respect to the Notes, the Company shall take prompt steps to have a successor appointed, in the manner and with the effect hereinafter specified in this Article.

SECTION 6.9    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Affiliate of the Company shall serve as Trustee upon any Notes.

SECTION 6.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     Subject to compliance with applicable Gaming Laws:

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor

Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

     (c) The Trustee may be removed at any time with respect to the Notes and a successor Trustee appointed by Act of the holders of at least a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.8(a) with respect to the Notes after written request therefor by the Company or by any holder who has been a bona fide holder of a Note for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 with respect to the Notes and shall fail to resign after written request therefor by the Company or by any such holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Notes, or (ii) subject to Section 5.14, any holder who has been a bona fide holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Notes.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the holders of at least a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Notes and, to that extent, supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the holders and accepted appointment in the manner hereinafter provided, any holder who has been a bona fide holder of a Note for at least six months may, subject to Section 5.7, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes in the manner and to the extent provided in Section 17.2 to the holders of Notes. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

SECTION 6.11   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Subject to compliance with applicable Gaming Laws:

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Notes, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.7.

     (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section, as the case may be.

     (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder and under the Collateral Documents, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 6.13   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Notes and the holders of other indenture securities (as defined in subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the Federal Bankruptcy Laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings or reorganization pursuant to the Federal Bankruptcy Laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months, or

               (D) to receive payment on any claim referred to in paragraph (b) or (c) against the release of any property held as security for such claim as provided in paragraph (b) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the holders and the holders of other indenture securities in such manner that the Trustee, the holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

               (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

     (c)  For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" means any obligor upon the Notes including any Guarantor.

SECTION 6.14   APPOINTMENT OF AUTHENTICATING AGENT.

     As long as any Notes remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of the Notes. Notes authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of such Trustee by such Authenticating Agent, except that only the Trustee may authenticate Notes upon original issuance and pursuant to Section
3.6 hereof. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to the Notes for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to the Notes, the Trustee shall, upon Company Request, appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all holders of Notes in the manner and to the extent provided in Section 17.2. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Notes agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section
6.7. The Authenticating Agent for the Notes shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee, except arising out of its negligence or willful misconduct.

     If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Notes designated therein referred to in the within mentioned Indenture.

          PNC BANK, NATIONAL ASSOCIATION As Trustee

          By:  _____________________________
               As Authenticating Agent

          By:  _____________________________
               Authorized Signatory

SECTION 6.15.  APPOINTMENT OF CO-TRUSTEE.

     Subject to compliance with applicable Gaming Laws and Section 310(a)(3) of the Trust Indenture Act, if the Trustee deems it necessary or desirable in connection with the Collateral and/or the enforcement of the Collateral Documents, the Trustee may appoint a co-Trustee with such powers of the Trustee as may be designated by the Trustee at the time of such appointment, and the Company and each Guarantor shall, on request, execute and deliver to such co-Trustee any deeds, conveyances or other instruments required by such co-Trustee so appointed by the Trustee to more fully and certainly vest in and confirm to such co-Trustee its rights, powers, trusts, duties and obligations hereunder, including duties and obligations under Section 6.1(c)(5).

SECTION 6.16.  PAYING AGENT; NOTE REGISTRAR.

          (a) Each Paying Agent or Note Registrar (other than the Company) shall be a corporation organized and doing business under the laws of the United States of America or of any State and having a combined capital and surplus of at least $500,000,000.

          (b) Each Paying Agent or Note Registrar may resign at any time by giving written notice thereof to the Company. The Company, by a Board Resolution and upon giving written notice thereof to the Paying Agent or Note Registrar, may remove such Paying Agent or Note Registrar at any time.

          (c) If any Paying Agent or Note Registrar shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of any Paying Agent or Note Registrar for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Paying Agent or Note Registrar.

          (d) The Company shall give notice of each resignation and each removal of any Paying Agent or Note Registrar and each appointment of a successor Paying Agent or Note Registrar by mailing written notice of such event by first-class mail, postage prepaid, to the Trustee. Each notice shall include the name and address of the successor Paying Agent or Note Registrar.

          (e) The Trustee is hereby initially appointed Paying Agent and Note Registrar.

          (f) The Company shall enter into an appropriate written agency agreement with any Paying Agent or Note Registrar not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Paying Agent or Note Registrar, including the provisions of Section 6.1(c)(5). The Company shall notify the Trustee in writing of the name and address of any such Paying Agent or Note Registrar.


                                   ARTICLE 7
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 7.1    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually on a date not more than 15 days after each Regular Record Date with respect to an Interest Payment Date, if any, for the Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the registered holders as of the date 15 days next preceding each such Regular Record Date (or such semi-annual dates, as the case may be); and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

Provided, however, that if and so long as the Trustee shall be the Note Registrar, no such list need be furnished.

SECTION 7.2    PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 received by it in the capacity of Paying Agent (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 7.3(c)(2).

          The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and destroy, not earlier than two years after filing, any information filed with it pursuant to Section 7.3(c)(2).

     (b) If three or more holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

          (ii) inform such applicants as to the approximate number of holders of all Notes, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such holders the form of proxy or other communication, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the holders of Notes, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Notes, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing of any material pursuant to a request made under Section 7.2(b).

SECTION 7.3    REPORTS BY TRUSTEE.

     (a) Within 60 days after May 15 of each year, commencing with the first May 15 after the first issuance of Notes pursuant to this Indenture, the Trustee shall, to the extent required by the Trust Indenture Act, transmit to all holders of Notes, in the manner hereinafter provided in this Section 7.3, a brief report dated such date with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

          (1) any change to its eligibility under Section 6.9 and its qualifications under Section 6.8;

          (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 6.8(c) of this Indenture;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Notes on the date of such report;

          (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or any other obligor on the Notes, including any Guarantor) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Notes which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which, in its opinion, materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

     (b) The Trustee shall transmit by mail to all holders of Notes (whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2 (a)), as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Gaming License Requirements. To the extent required by Gaming Laws, the Trustee will provide any applicable Gaming Authority with:

          (1) copies of all notices, reports and other written communications which the Trustee gives to holders of Notes;

          (2) a list of holders of Notes promptly after the original issuance of the Notes, eight months and two months prior to the expiration date of each then-current Gaming License held by the Company or its Subsidiaries, and upon demand;

          (3) notice of any Event of Default under this Indenture or of any Default, any acceleration of the indebtedness evidenced or secured hereby, the institution of any legal actions or proceedings before any court or governmental authority in respect of this Indenture and any rescission, annulment or waiver in respect of an Event of Default;

          (4) notice of the removal or resignation of the Trustee within five Business Days thereof;

          (5) notice of any transfer or assignment of rights under this Indenture (but no transfers or assignments of the Notes) within five Business Days thereof; and

          (6) a copy of any amendment to the Notes or this Indenture within five Business Days of the effectiveness thereof.

The notice specified in clause (3) above shall be in writing and, except as set forth below, shall be given within five Business Days after the trustee has transmitted the notice required by Section 6.2. In the case of any notice in respect of any Event of Default, such Notice shall be accompanied by a copy of any notice from the holders of the Notes, or a representative thereof or the Trustee, to the Company and, if accompanied by any such notice to the Company, shall be given simultaneously with the giving of any such notice to the Company. In the case of any legal actions or proceedings, such notice shall be accompanied by a copy of the complaint or other initial pleading or document.

     The Trustee shall in accordance with the limitations set forth herein cooperate with any applicable Gaming Authority in order to provide such Gaming Authority with information and documentation relevant to compliance with clause
(3) above and as otherwise required by any applicable Gaming Laws.

     The Company will advise the Trustee of the expiration date of any then-current Gaming License held by the Company or its subsidiaries at least nine months prior to the expiration thereof and the Trustee until so advised may assume that such Gaming License has not expired.

     (d)  Reports pursuant to this Section 7.3 shall be transmitted by mail:

          (1) to all holders of Notes, as the names and addresses of such holders of Notes appear in the Note Register; and

          (2)  except in the cases of reports pursuant to subsection (b) of this
Section 7.3, to each holder of a Note whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a).

          A copy of each such report shall, at the time of such transmission to holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and also with the Company. The Company will notify the Trustee when any of the Notes are listed on any stock exchange.

SECTION 7.4    REPORTS BY COMPANY.

     The Company will file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to

Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

                                  ARTICLE 8

                            CONCERNING THE HOLDERS


SECTION 8.1    ACTS OF HOLDERS.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders of Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Outstanding Notes may take any Act, the fact that the holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by holders in person or by agent or proxy appointed in writing, or (b) by the record of holders voting in favor thereof at any meeting of such holders duly called and held in accordance with the provisions of
Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of holders.

SECTION 8.2    PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY HOLDER.

     The ownership of Notes shall be proved by the Note Register or by a certificate of the Note Registrar.

     Subject to the provisions of Sections 6.1, 6.3 and 9.5, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

     The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     The record of any holders' meeting shall be proved in the manner provided in Section 9.6.

     The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

SECTION 8.3  PERSONS DEEMED OWNERS.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Note.

SECTION 8.4  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any Act by the holders of the percentage in aggregate principal amount of the Outstanding Notes specified in this Indenture in connection with such Act, any holder of a Note the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Notes the holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.2, revoke such Act so far as it concerns such Note. Except as aforesaid, any such Act taken by the holder of any Note shall be conclusive and binding upon such holder and, subject to the provisions of Section 5.8, upon all future holders of such Note and of any Notes issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Note or such other Notes.

                                   ARTICLE 9
                               HOLDERS' MEETINGS

SECTION 9.1  PURPOSES OF MEETINGS.

     A meeting of holders of Notes may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders pursuant to any of the provisions of Article 5;

     (b) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article 6;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

     (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Outstanding Notes, under any other provision of this Indenture or under applicable law.

SECTION 9.2  CALL OF MEETINGS BY TRUSTEE.

     The Trustee may at any time call a meeting of holders of Notes to take any action specified in Section 9.1, to be held at such time or times and at such place or places as the Trustee shall determine. Notice of every meeting of the holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to holders of the Notes in the manner and to the extent provided in Section 17.2. Such notice shall be given not less than 10 days nor more than 90 days prior to the date fixed for the meeting.

SECTION 9.3  CALL OF MEETINGS BY COMPANY OR HOLDERS.

     In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Outstanding Notes shall have requested the Trustee to call a meeting of holders of Notes by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 10 days after the receipt of such request, then the Company or such holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

SECTION 9.4  QUALIFICATIONS FOR VOTING.

     To be entitled to vote at any meeting of holders, a Person shall be (a) a holder of a Note that is not a Disqualified Holder or (b) a Person appointed by an instrument in writing as agent or proxy by such holder. The only Persons who shall be entitled to be present or to speak at any meeting of holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 9.5  REGULATIONS.

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of holders of Notes, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by holders of Notes as provided in Section 9.3, in which case the Company or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by at least a majority vote of the meeting.

     Subject to the provisos in the definition of "Outstanding," at any meeting each holder of a Note or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Notes held by him or her or instruments in writing duly designating him or her as the person to vote on behalf of holders of Notes. Any meeting of holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or 9.3 may be adjourned from time to time by at least a majority of such holders present and the meeting may be held as so adjourned without further notice.

SECTION 9.6  VOTING.

     The vote upon any resolution submitted to any meeting of holders of Notes with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section
9.2. The record shall show the serial numbers of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 9.7  NO DELAY OF RIGHTS BY MEETING.

     Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any holder under any of the provisions of this Indenture or of the Notes.

                                  ARTICLE 10
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 10.1 COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company shall not consolidate with, merge with or into, or sell, assign, convey, transfer or lease its properties and assets substantially in their entirety (computed on a consolidated basis) to any Person, unless:

     (a) either (a) the Company is the surviving entity or (b) the successor or transferee (the "successor corporation") is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Notes and this Indenture;

     (b) immediately after giving effect to such transaction, no Event of Default or Default shall exist; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this provision and that all conditions precedent herein provided for relating to such transaction have been complied with.

     The Trustee is hereby authorized to take any action deemed by it to be necessary or desirable to confirm or ensure the validity, perfection and priority of the Lien in favor of the Beneficiaries on the Collateral as a result of any such transaction; provided, that this sentence shall create no obligation
                         --------  ----
on the Trustee to take any such action.

SECTION 10.2 SUCCESSOR CORPORATION SUBSTITUTED.

     Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially in their entirety in accordance with Section 10.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

                                  ARTICLE 11
                            SUPPLEMENTAL INDENTURES

SECTION 11.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or amendments to the Collateral Documents, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another corporation to the rights of the Company and the assumption by such successor of the covenants and obligations of the Company and the Guarantors contained herein, in the Collateral Documents and in the Notes; or

     (b) to add to the covenants of the Company and the Guarantors, for the benefit of the holders of Notes, or to surrender any right or power herein conferred upon the Company or the Guarantors; or

     (c)  to add any additional Events of Default; or

     (d) to secure the Notes and Guarantees, to provide for additional collateral for the Notes or the Guarantees or to provide that any of the Company's obligations under any of the Notes or this Indenture shall be guaranteed and the terms and conditions for the release or substitution of such security or guarantee; provided that any such action to release or substitute such security or guaranty shall not adversely affect the interests of the holders of Notes in any material respect; or

     (e) to supplement any of the provisions of this Indenture or the Collateral Documents to such extent as shall be necessary to permit or facilitate the defeasance and discharge of Notes pursuant to Article 4 or 14, provided that any such action shall not adversely affect the interests of the holders of Notes in any material respect; or

     (f) to establish the form or terms of Additional Pari Passu Notes, as contemplated by Section 3.1, provided that such form or terms shall not change the form or terms of Outstanding Notes or modify the rights of the holders of the Notes under this Indenture, the Guarantees or the Collateral Documents unless the supplemental indenture including such change or modification has been authorized by this Indenture other than under this clause (f) and, provided further that, subject to the limit on the aggregate principal amount of Additional Pari Passu Notes and the terms providing that Liens on Collateral securing the Outstanding Notes and the Additional Pari Passu Notes shall be pari passu, setting forth terms and provisions for the Additional Pari Passu Notes that are substantially the same as the terms theretofore applicable to the Outstanding Notes (including Sections 12.7, 12.8, 12.9, 12.10, 12.10, 12.11 and 12.12), or including such Additional Pari Passu Notes in the definition of Notes herein (for some or all purposes hereunder) or for purposes of any Guarantees or Collateral Documents, shall not be deemed to be a change in the terms of Outstanding Notes or a modification of the rights of the holders of the Notes under this Indenture, the Guarantees or the Collateral Documents; or

     (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and the Collateral Documents, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee; or

     (h) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

     (i) to cure any ambiguity, to correct or supplement any provision herein or in any Collateral Document which may be defective or inconsistent with any other provision herein or therein or to make any other provisions with respect to matters or questions arising under this Indenture or the Collateral Documents which shall not be inconsistent with any provision of this Indenture or the Collateral Documents; provided such other provisions shall not adversely affect the interests of the holders of Outstanding Notes; or

     (j) to comply with the TIA in connection with the Lien granted in any Collateral Documents; or

     (k)  to make amendments or supplements required by Article 15.

     The terms of any document entered into pursuant to this Section shall be subject to prior approval, if required, of any applicable Gaming Authority.

SECTION 11.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the written consent of the holders of not less than at least a majority in principal amount of the Outstanding Notes, by Act of said holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto, or amendments to the Guarantees or the Collateral Documents for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Guarantees or the Collateral Documents or of modifying in any manner the rights of the holders of the Notes under this Indenture, the Guarantees or the Collateral Documents; provided, however, no such supplemental indenture shall release all or substantially all of the Collateral from the Lien of the Indenture or the Collateral Documents (except in accordance with the terms of the Indenture or the Collateral Documents), without the written consent of the holders of not less than 66-K% in principal amount of the Outstanding Notes; and provided further, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby,

     (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon redemption thereof, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Note is denominated or payable, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or alter any redemption provisions in a manner adverse to the holders of Notes or release any Guarantor under any Guarantee (except in accordance with the terms of the Indenture, the Guarantees or the Collateral Documents); or

     (b) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose holders is required for any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

     (c) modify any of the provisions of this Section, Section 5.13, or Section 12.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.1(g).

     It shall not be necessary for any Act of holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     The terms of any document entered into pursuant to this Section shall be subject to prior approval, if required, of any applicable Gaming Authority. To the extent required by applicable Gaming Laws, Notes held by a Disqualified Holder shall, so long as held by such a Person, be disregarded for purposes of providing consents and determining the sufficiency of consents under this
Section 11.2.

SECTION 11.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and the Collateral Documents. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own

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rights, duties or immunities under this Indenture or otherwise in a material way.

SECTION 11.4 EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 11.5 CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 11.6 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE 12
                                   COVENANTS

SECTION 12.1 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company covenants and agrees for the benefit of the Notes, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 12.2 OFFICER'S CERTIFICATE AS TO COMPLIANCE.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not, to the knowledge of the signer thereof, the Company is in compliance with all covenants and conditions under this Indenture, and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof of which such signer may have knowledge. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

SECTION 12.3 MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in each Place of Payment an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer

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or exchange, where Notes that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. If the Notes are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Notes in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Notes are listed on such exchange, and subject to any laws or regulations applicable thereto, in a Place of Payment located outside the United States an office or agency where any Notes may be surrendered for registration of transfer, where Notes may be surrendered for exchange or redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

SECTION 12.4 MONEY FOR NOTES; PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to the Notes, it will, by or on each due date of the principal (and premium, if any) or interest on any Notes, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due (in same day funds and, if a Global Note is Outstanding, by such time as is sufficient for the Trustee to make payment to the U.S. Depositary for such Note in accordance with rules of such U.S. Depositary), such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent with respect to the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest on the Notes; and

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 17.2, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 12.5 CORPORATE EXISTENCE.

     Subject to Article 10, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

SECTION 12.6 WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 12.1, 12.3 through 12.5 or 12.7 through 12.12 if before the time for such compliance the holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect; provided that no waiver of any requirement to provide a Guarantee shall be effective without the Act of the holder of each Outstanding Note affected thereby and no waiver of any requirement to provide all or substantially all of the Collateral subject or to be subject to the Lien of the Indenture shall be effective without the Act of at least 66-K% in principal amount of the Outstanding Notes.

SECTION 12.7. GUARANTEE AND COLLATERAL MATTERS.

     (a) The Company shall from time to time (i) cause each Subsidiary of the Company that is designated herein as a Guarantor or becomes a Restricted Subsidiary after the Issue Date to become a guarantor of the obligations of the Company under this Indenture and the Notes by executing this Indenture (directly or by supplemental indenture) as a Guarantor or by executing a Guarantee in substantially the form of Article 16 (provided that the provision of a Guaranty by a Restricted Subsidiary after the Issue Date shall be subject to compliance with any applicable Gaming Laws and the Company agrees that (subject to Section 12.7(b)) it shall not have any such Restricted Subsidiary unless it is permitted to give such Guarantee under applicable Gaming Laws) and (ii) deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that such Guarantee is the valid, binding and enforceable obligation of such Guarantor, subject to customary exceptions for bankruptcy, fraudulent transfer and equitable principles.

     (b) The actions set forth in Section 12.7(a) shall be taken within 10 days of any Person's becoming a Restricted Subsidiary, provided that, if such Person is not permitted to give a Guarantee under applicable Gaming Laws, then, unless such Person has become a guarantor of the Facility or any Additional Pari Passu Notes, such period shall be extended as long as the Company continues to use best efforts to obtain the requisite consents for such Guarantee from the applicable Gaming Authority. Each Note issued after the date of execution by any Restricted Subsidiary of a Guarantee shall be endorsed with a form of Guarantee that has been executed by such Restricted Subsidiary. However, the failure of any Note to have endorsed thereon a Guarantee executed by such Restricted Subsidiary shall not affect the validity or enforceability of such Guarantee.

     (c) The Company will not, and will not permit any Subsidiary to, directly or indirectly, sell any stock or other equity interests of a Guarantor, except pursuant to a Disposition of all the stock and equity interests of such Guarantor (subject to Section 12.12 to the extent applicable), or issue any stock or equity interests of any Guarantor to any Person other than the Company or another Guarantor, provided that, as to any Subsidiary that becomes a Guarantor after the Issue Date, the applicability of the foregoing provision in this subdivision (c) shall be subject to compliance with any applicable Gaming Laws and the Company agrees that it shall not have any such Subsidiary unless the applicability of such provision to it is permitted. If the Company shall subsequently sell or otherwise transfer all of the stock and equity interests of a Guarantor, the Guarantee required hereby may be withdrawn or cancelled, provided that the proceeds of any such sale are applied in the manner and to the extent required by Section 12.12 and provided further that such Guarantee shall not be released or withdrawn if such sale or transfer is made to the Company, any other Guarantor or any Affiliate thereof.

     (d) Prior to the Collateral Release Date (or thereafter if a Collateral Event has occurred and the Collateral Release Date has not again occurred), the Company from time to time shall cause each Guarantor to (i) execute a Subsidiary Security Agreement, a Subsidiary Pledge Agreement and Mortgages as may be necessary to grant a security interest in all of the assets and properties, whether real, personal or mixed, or tangible or intangible, of such Guarantor to secure its Guarantee, and to execute and deliver all documents, and take all such other actions as may be necessary or reasonably requested by the Trustee to grant the Trustee a valid, enforceable and perfected Lien on all of the assets and properties of the Guarantor included in the Collateral, pari passu with Liens thereon

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

securing the Facility (and, if issued, any Additional Pari Passu Notes), provided that the provision of such Collateral Documents and such Collateral by a Subsidiary that becomes a Guarantor after the Issue Date (or the pledge of stock of any new Subsidiary that becomes subject to applicable Gaming Laws) shall be subject to compliance with any applicable Gaming Laws and the Company agrees that it shall not have any such Subsidiary unless it is permitted to provide such Collateral Documents and Collateral (or such pledge of stock) under applicable Gaming Laws, and (ii) deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that such Subsidiary Security Agreement, Subsidiary Pledge Agreement and Mortgages, as the case may be, are the valid, binding and enforceable obligations of such Guarantor, subject to customary exceptions for bankruptcy, fraudulent transfer and equitable principles, and create valid and perfected Liens on the Collateral therein securing such Guarantor's Guarantee.

     (e) Prior to the Collateral Release Date (or thereafter if a Collateral Event has occurred and the Collateral Release Date has not again occurred), the Company will not, and will not permit any Subsidiary to create, incur or suffer to exist any Lien upon any of their properties or assets (including capital stock), that secures the Facility, without making effective provision to secure all of the Notes and Guarantees then outstanding by such Lien, equally and ratably with (or prior to) the Facility, so long as the Facility shall be so secured.

     (f) A Collateral Release shall not constitute or be construed as a release (or to require the release) of the Guarantee of any Guarantor. The Company will not, and will not permit any Subsidiary to create or acquire or have any Subsidiary that is not an Excluded Subsidiary without making effective provision for such Subsidiary to become a Guarantor under this Indenture.

SECTION 12.8. CONDITIONAL COLLATERAL.

     Prior to the Collateral Release Date, the Company shall use best efforts to obtain all necessary consents from the applicable Gaming Authorities to grant a Lien on the Conditional Collateral in favor of the Collateral Agent pursuant to the Collateral Documents (or in the case of Detroit LLC to complete any necessary registration with the Commission of a Detroit LLC Guarantee) and, upon receipt of all consents needed to grant such Lien on any Conditional Collateral (or upon completion of such registration in the case of Detroit LLC), the Company shall promptly take all action (or cause the Guarantors to take all action) necessary (including execution and delivery of Collateral Documents or supplements thereto) in order to grant and perfect in favor of the Collateral Agent a Lien on such Conditional Collateral, pari passu with the Lien on such Conditional Collateral securing the Facility. If the Company fails to obtain all necessary consents from the applicable Gaming Authorities (or to complete such registration with the Commission) and to grant and perfect such a Lien in favor of the Collateral Agent upon or in all such Conditional Collateral by July 30, 1998, then the Company agrees to pay, as liquidated damages and not as a penalty and together with semi-annual payments of interest hereunder and under the Notes, additional interest ("Supplemental Interest") on the Notes at the rate of 0.25% per annum, from the period commencing on the Issue Date and continuing up to and including the earliest of the Collateral Release Date, the date on which such Detroit LLC Guarantee and such Lien on all Conditional Collateral in favor of the Collateral Agent has been granted and perfected and the date on which the principal of the Outstanding Notes has been paid or made available for payment. No investments in Detroit LLC, whether by means of purchase or other acquisition of stock or other securities, or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest, shall be made by the Company or any Guarantor until Detroit LLC is a Guarantor and a party to the relevant Collateral Documents.

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

SECTION 12.9   LIMITATION ON LIENS.

     The Company will not, and will not permit any Subsidiary of the Company (other than any Excluded Subsidiary) to, create, incur, issue, assume or guarantee any Indebtedness of the Company or any Subsidiary secured by a Lien upon any Principal Property, or upon shares of capital stock or evidences of Indebtedness issued by any such Subsidiary which owns or leases a Principal Property and which are owned by the Company or any such Subsidiary (whether such Principal Property, shares or evidences of Indebtedness are now owned or are hereafter acquired by the Company of such Subsidiary), without making effective provision to secure all of the Notes or Guarantees, as the case may be, then outstanding by such Lien, equally and ratably with (or prior to) any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured.

     The foregoing restrictions shall not apply, however, to: (a) Liens existing on the date of original issuance of the Notes; (b) Liens affecting property of a corporation or other entity existing at the time it becomes a Subsidiary of the Company or at the time it is merged into or consolidated with the Company or a Subsidiary of the Company (provided that such Liens are not incurred in connection with, or in contemplation of, such entity becoming a Subsidiary or such merger or consolidation and do not extend to or cover any property or assets of the Company or any Guarantor other than the property of the entity so acquired); (c) Liens on property existing at the time of acquisition thereof or incurred to secure payment of all or a part of the purchase price of property (including the cost of improvements or construction of property) or to secure Indebtedness incurred prior to, at the time of, or within 24 months after the acquisition for the purpose of financing all or part of the purchase price (including the cost of improvements or construction) thereof (provided that such Liens do not extend to or cover any property or assets of the Company or any Guarantor other than the property so acquired); (d) Liens to secure Indebtedness of limited liability companies, joint ventures, partnerships or corporations which are less than wholly-owned by the Company and its Subsidiaries ("Non-Wholly Owned Entities"), to the extent such Liens are solely on property or assets of, or equity interests in, such Non-Wholly Owned Entities; and (e) any extension, renewal, replacement or refunding of any Lien referred to in the foregoing clauses (a) through (d), provided that the aggregate principal amount of Indebtedness secured thereby and not otherwise authorized by the foregoing clauses shall not exceed the aggregate principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

     Notwithstanding the foregoing, the Company and its Subsidiaries may create, incur, issue, assume or guarantee Indebtedness secured by Liens without equally and ratably securing the Notes then outstanding, provided that at the time of such creation, incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the aggregate amount of all outstanding Indebtedness secured by Liens so incurred (other than those Liens permitted by the preceding paragraph), together with all outstanding Attributable Value of all sale and leaseback transactions permitted by the last paragraph of Section 12.10 (if Section 12.10 is then in effect), does not exceed 15% of the Consolidated Net Tangible Assets of the Company.

SECTION 12.10  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

     After the Collateral Release Date, the Company will not, and will not permit any Subsidiary of the Company (other than any Excluded Subsidiary) to, enter into any sale and leaseback transaction involving any Principal Property unless the Company or such Subsidiary shall apply, or cause to be applied, to the retirement of its secured Indebtedness within 120 days after the effective date of the sale and leaseback transaction, an amount not less than the greater of (i) the Net Proceeds of the sale of the Principal Property leased pursuant to such arrangement or (ii) the fair market value of the Principal Property so leased. The restriction will not apply to sale and leaseback transaction involving the taking back of lease for a period of less than three years.

     Notwithstanding the foregoing, the Company or any such Subsidiary may enter into a sale and leaseback transaction, provided that at the time of such transaction, after giving effect thereto, the Attributable Value thereof, together with all Indebtedness secured by Liens permitted pursuant to Section
12.9 (other than those Liens permitted by the second paragraph of Section 12.9, and other than the Attributable Value of the sale and leaseback transactions permitted by the preceding paragraph) does not exceed 15% of the Consolidated Net Tangible Assets of the Company or if the sale and leaseback transaction would be a Permitted Disposition.

SECTION 12.11  COLLATERAL EVENT AFTER COLLATERAL RELEASE DATE.

     Company shall, and shall cause each of the Guarantors to, within 30 days following the occurrence of such Collateral Event (provided that such Collateral Event is then continuing) and in any event not later than the granting of any Liens in such collateral to secure the Facility or any Additional Pari Passu Notes, grant Liens in substantially all assets and properties, whether real, personal or mixed, or tangible or intangible, of the Company and the Guarantors to secure the Notes and Guarantees, provided that the Company and the Guarantors
                                    --------
shall not be obligated to provide Liens in any assets and properties unless and until all approvals of Gaming Authorities required for Liens in the respective assets and properties are obtained but, if approvals of Gaming Authorities are not required (or have been obtained) to provide Liens in any such assets or properties to secure the Facility or any Additional Pari Passu Notes, the Company and the Guarantors shall not provide Liens in such assets or properties to secure the Facility or any Additional Pari Passu Notes until the required approvals of Gaming Authorities are obtained for the Liens in such assets or properties to secure the Notes and the Guarantees. The Company shall, and shall cause each Guarantor to, use its best efforts to obtain all necessary consents from the applicable Gaming Authorities to grant such Liens to secure the Notes and Guarantees and, upon receipt of all consents needed to grant such a Lien, shall promptly take all action (or cause the Guarantors to take all action) necessary (including execution and delivery of Collateral Documents) in order to grant and perfect such a Lien. The Liens granted pursuant to this Section 12.11 shall be equal, ratable and pari passu with any Liens securing the Facility (and any Additional Pari Passu Notes) and shall be granted pursuant to instruments, documents and agreements which are (i) substantially in the form of the Collateral Documents in effect as of the date hereof or otherwise reasonably acceptable to the Trustee and (ii) no less favorable, in any material respect, to the holders of the Notes than the form of instruments, documents and agreements provided to secure the Facility. Each holder of the Outstanding Notes, by its acceptance of a Note, consents and agrees to the terms of such Collateral Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) that are deemed by the Trustee to be reasonably acceptable and, without limitation, authorizes the Trustee to make changes to the form of the Collateral Documents in effect as of the date hereof in order to provide appropriate exceptions from representations, warranties and covenants for any intervening Liens permitted under Section 12.9 and to conform to corresponding changes made to the form of instruments, documents and agreements securing the Facility in effect as of the date hereof. In connection with the granting of any such Liens, the Company and the Guarantors shall contemporaneously provide to the Trustee

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

policies of title insurance on customary terms and conditions, to the extent policies of title insurance on the corresponding assets and properties are provided to the Administrative Agent under the Facility (and in an insured amount that bears the same proportion to the aggregate principal amount of the Outstanding Notes as the insured amount in the policies provided to the Administrative Agent bears to the aggregate amount of the Facility), Opinions of Counsel required under Section 314(b) of the TIA and other assurances as the Trustee may reasonably request.

SECTION 12.12  SPECIAL ASSET SALES.

     Prior to the Collateral Release Date (or thereafter if a Collateral Event has occurred and the Collateral Release Date has not again occurred):

     (a) The Company shall not, and shall not permit any of its Subsidiaries (other than Excluded Subsidiaries) to, in one transaction or a series of related transactions, consummate any Special Asset Sale, unless (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect to, such Special Asset Sale, (ii) the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Special Asset Sale at least equal to the fair value (evidenced by an Officers' Certificate delivered to the Trustee contemporaneous with such Special Asset
Sale) of the assets sold or otherwise disposed of and (iii) at least 80% of the value of such consideration for such Special Asset Sale consists of Cash Equivalents; provided that each of

(x) the amount of any liabilities (as shown on the Company's or such Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Subsidiary (other than liabilities that are by their terms subordinated to the Notes or any Guarantee thereof) that are assumed by the transferee of any such assets,

     (y) the amount of any notes or other obligations received by the Company or any such Subsidiary from any such transferee that are immediately converted by the Company or such Subsidiary into cash or as to which the Company or such Subsidiary has received at or prior to the consummation of the Special Asset Sale a commitment from a nationally recognized investment, merchant or commercial bank to convert into cash within 90 days of the consummation of such Special Asset Sale unless not actually converted into cash within such 90-day period (to the extent of the cash received or receivable pursuant to any such commitment) and

     (z) an amount equal to the fair value (evidenced by an Officers' Certificate delivered to the Trustee contemporaneous with such Special Asset Sale) of operating assets to be used or useful in the business of the Company or any Subsidiary with respect to which the Trustee has received a fully perfected Lien (pari passu with any Liens securing the Facility or any Additional Pari Passu Notes), will be deemed to be Cash Equivalents for purposes of this provision. For purposes of subdivision (b) below and clause (iii) of this subdivision (a), an Event of Loss suffered by the Company or any Subsidiary (other than Excluded Subsidiaries) shall constitute a Special Asset Sale and the Company will be required to apply the Net Proceeds from such Event of Loss as set forth below.

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     (b)   Subject to the first sentence of subdivision (c) below, within 24 months after the receipt of any Net Proceeds from a Special Asset Sale (including Net Proceeds from an Event of Loss), the Company or any of its Subsidiaries (other than Excluded Subsidiaries) may

     (i) apply an amount equal to such Net Proceeds to (A) the making of a capital expenditure or the acquisition of other tangible assets, in each case, that is used or useful in any business of the Company or such Subsidiary and/or (B) acquisitions of publicly traded securities of gaming, hotel or related companies, upon consummation of which the Trustee shall have received a fully perfected security interest (pari passu with any Liens securing the Facility or any Additional Pari Passu Notes) in the property, securities or assets acquired by the Company or such Subsidiary in connection therewith,

     (ii) contractually commit to apply such Net Proceeds to the payment of either the purchase price of publicly traded securities of gaming, hotel or related companies or the costs of construction of real property improvements of property used or useful in any business of the Company or such Subsidiary, in which the Trustee shall receive or retain a fully perfected security interest (pari passu with any Liens securing the Facility or any Additional Pari Passu Notes) in the property, securities or assets being acquired by the Company or such Subsidiary in connection therewith, or

     (iii) segregate a portion of such Net Proceeds as a reserve account against budgeted costs of construction of real property improvements of any property used or useful in any business of the Company or such Subsidiary, provided construction of such improvements has begun at the time of such segregation and the Trustee shall receive or retain a fully perfected security interest (pari passu with any Liens securing the Facility or any Additional Pari Passu Notes) in such property.

Pending the final application (which for purposes of clauses (ii) and (iii) of the immediately preceding sentence shall be deemed to occur upon payment of such Net Proceeds pursuant to the contractual commitment or for such budgeted costs referred to therein (or, if such contractual commitment or budgeted costs are terminated or cancelled, upon such termination or cancellation)) of any Net Proceeds, the Company or such Subsidiary will invest such Net Proceeds in Cash Equivalents held in an account in which the Trustee shall have received or retain a fully perfected security interest (pari passu with any Liens securing the Facility or any Additional Pari Passu Notes); provided that, pending such final application (and without reducing the required amount of such final application) the Company may obtain a release from such invested Cash Equivalents to repay revolving loans under the Facility, in an aggregate amount that does not include any of the Pro Rata Amount of Net Proceeds and provided that the interests of the Administrative Agent on behalf of the Facility in the remaining Cash Equivalents are correspondingly reduced. A Pro Rata Amount of any Net Proceeds from Special Asset Sales that are not applied, segregated or invested as provided in the first sentence of this subdivision (b), or upon final application as contemplated by the immediately preceding sentence of this subdivision (b), will be deemed to constitute "Excess Proceeds."

     (c) Notwithstanding subdivisions (a) and (b) of this Section 12.12, if prior to the Collateral Release Date (or thereafter if a Collateral Event has occurred and the Collateral Release Date has not again occurred) a Special Asset Sale occurs that results in a repayment of obligations under the Facility while a default exists thereunder (without regard to any waiver of defaults that

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

may be given connection with such repayment) or results in a reduction of the aggregate commitments under the Facility, a Pro Rata Amount of Net Proceeds from such Special Asset Sale will be deemed to constitute "Excess Proceeds" upon such repayment or reduction.

     (d) When the aggregate amount of Excess Proceeds exceeds $25,000,000, the Company shall make an offer to all holders of Notes to purchase Notes (an "Asset Sale Offer") in an amount equal to the maximum principal amount of Notes that may be prepaid, purchased or redeemed out of the Excess Proceeds, less (i) the amount of such Excess Proceeds multiplied by a fraction, the numerator of which is the aggregate amount of outstanding obligations under any Additional Pari Passu Notes and the indenture therefor immediately before the initial Special Asset Sale giving rise to such Excess Proceeds and the denominator of which is the sum of the numerator plus the aggregate amount of outstanding obligations under the Notes and the Indenture immediately before such Special Asset Sale and
(ii) the aggregate principal amount of any Notes that were redeemed under
Article 13 after the initial Special Asset Sale giving rise to such Excess Proceeds and before such Asset Sale Offer that has not otherwise reduced any calculation of Excess Proceeds under this subdivision (d). Such Asset Sale Offer shall be at a price (the "Asset Sale Purchase Price") in cash equal to the greater of (A) 100% of the principal amount of the Notes or (B) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon including Supplemental Interest, if any, discounted to the purchase date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus in each case accrued and unpaid interest including Supplemental Interest, if any, to the date of purchase. Such Asset Sale Offer shall be made in accordance with the procedures set forth in subdivision (e) of this Section 12.12.

     (e) In the event that, pursuant to subdivision (d) of this Section 12.12, the Company shall be required to commence an Asset Sale Offer, the Company and the Trustee shall follow the procedures specified below:

     (i) The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Asset Sale Offer Period"). No later than five Business Days after the termination of the Asset Sale Offer Period (the "Asset Sale Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to subdivision (d) above (the "Asset Sale Offer Amount") or, if less than the Asset Sale Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

     (ii) If the Asset Sale Purchase Date is on or after an Regular Record Date or Special Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest shall be payable to holders who tender Notes pursuant to the Asset Sale Offer.

     (iii) Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the holders of Notes. The notice shall contain all instructions and materials necessary to enable such holders to tender Notes pursuant to the Asset Sale Offer, including a form of "Option of Holder to Elect Purchase" reasonably acceptable to the Trustee to be completed by holders

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

           electing to accept the Asset Sale Offer. The Asset Sale Offer shall be made to all holders of Notes. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

               (A)  that the Asset Sale Offer is being made pursuant to this
          Section 12.12 and the length of time the Asset Sale Offer shall remain open;

               (B) the Asset Sale Offer Amount, the Asset Sale Purchase Price and the Asset Sale Purchase Date;

               (C) that any Note not properly tendered or accepted for payment shall remain outstanding and continue to accrue interest;

               (D) that, unless the Company defaults in making such payment, all Notes accepted for purchase pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Purchase Date;

               (E) that holders electing to have a Note purchased pursuant to an Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" included with the Asset Sale Offer completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the second Business Day preceding the Asset Sale Purchase Date;

               (F) that holders of Notes shall be entitled to withdraw their tendered Notes and their election to require the Company to purchase the Notes if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Asset Sale Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the principal amount of Notes tendered for purchase, and a statement that such holder is withdrawing its tendered Notes and its election to have such Notes purchased;

               (G) that, if the aggregate principal amount of Notes surrendered (or transferred by book-entry transfer) by holders exceeds the Asset Sale Offer Amount, the Trustee shall select the Notes to be purchased in such manner as the Trustee shall deem fair and appropriate; and

               (H) that holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

     (iv) On or before the Asset Sale Purchase Date, the Company shall, to the extent lawful, accept for payment, on a basis deemed fair and appropriate by the Trustee to the extent necessary, the Asset Sale Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Asset Sale Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 12.12. On or prior to the Asset Sale Purchase Date for any Notes, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 12.4) an amount of money in the Currency or Currencies in which such Notes are denominated sufficient to pay the Asset Sale Purchase Price of such Notes or any portions thereof which are to be purchased on that date. The Company, the depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Asset Sale Purchase Date) mail or deliver to each tendering holder of Notes an amount equal to the purchase price of the Notes tendered by such holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company, shall authenticate and mail or deliver such new Note to such holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Asset Sale Purchase Date.

     (v) If notice of an Asset Sale Offer is given under clause (iii) above, the Asset Sale Purchase Price of any Notes to be so purchased shall, on the Asset Sale Purchase Date, become due and payable, in the Currency in which the Notes are payable, and from and after such date (unless the Company shall default in the payment of the Asset Sale Purchase Price) such Notes shall (to the extent purchased) cease to bear interest.

     (f) To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds attributable to the Notes, the Company may use any remaining proceeds for general corporate purposes. If the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is greater than the Excess Proceeds attributable to the Notes, the Trustee shall select the Notes to be purchased in such manner as it shall deem fair and appropriate. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

     (g)  If a Collateral Release Date occurs, any Collateral held under this
Section 12.12 shall be released and any obligation to make an Asset Sale Offer shall terminate, provided that if a Collateral Event thereafter occurs, this
Section 12.12 shall apply to Special Asset Sales made thereafter (unless and until a Collateral Release Date again occurs).

     (h) The Company will comply with the requirements of Rule 14e-1 promulagated under the Securities Exchange Act of 1934, as amended, any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Notes as a result of a Special Asset Sale.

                                  ARTICLE 13
                              REDEMPTION OF NOTES

SECTION 13.1  OPTIONAL REDEMPTION.


     The Notes are redeemable, in accordance with this Article in whole or in part, at the option of the Company at any time at a redemption price (the "Redemption Price") equal to the greater of

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

(i) 100% of the principal amount of the Notes so redeemed or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon including Supplemental Interest, if any) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon (including Supplemental Interest, if any) to the Redemption Date.

SECTION 13.2  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Notes pursuant to Section 13.3, the Company shall, at least 30 days before the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed. In the case of any redemption of Notes prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

SECTION 13.3  SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

     Except in the case of a redemption in whole of the Notes, if less than all the Notes are to be redeemed at the election of the Company, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Notes or any integral multiple thereof) of the principal amount of Notes in a denomination larger than the minimum authorized denomination for Notes pursuant to Section 3.2 in the Currency in which the Notes are denominated. The portions of the principal amount of Notes so selected for partial redemption shall be equal to the minimum authorized denominations for Notes pursuant to Section 3.2 in the Currency in which the Notes are denominated or any integral multiple thereof. In any case when more than one Note is registered in the same name, the Trustee, in its discretion, may treat the aggregate principal amount so registered as if it were represented by one Note.

     The Trustee shall promptly notify the Company and the Note Registrar (if other than itself) in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

SECTION 13.4  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the holders of the Notes to be redeemed in whole or in part pursuant to this Article 13, in the manner provided in Section 17.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

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

Failure to give such notice, or any defect in such notice to the holder of any Note, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the holder of any other Note.

     All notices of redemption shall state:

     (a)  the Redemption Date,

     (b)  the Redemption Price,

     (c) that Notes are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Notes, together with a brief statement of the facts permitting such redemption,

     (d) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed,

     (e) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date, and

     (f) the Place or Places of Payment where such Notes are to be surrendered for payment of the Redemption Price.

SECTION 13.5  DEPOSIT OF REDEMPTION PRICE.

     On or prior to the Redemption Date for any Notes, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 12.4) an amount of money in the Currency or Currencies in which such Notes are denominated sufficient to pay the Redemption Price of such Notes or any portions thereof which are to be redeemed on that date.

SECTION 13.6  NOTES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, any Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Notes are payable, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Notes which have a Stated Maturity on or prior to the Redemption Date for such Notes shall be payable according to the terms of such Notes and the provisions of Section 3.7.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

SECTION 13.7  NOTES REDEEMED IN PART.

     Any Note which is to be redeemed only in part shall be surrendered at the Corporate Trust

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

Operations Office with, if the Company, the Note Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Note Registrar and the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, of like tenor and form, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered. In the case of a Note providing appropriate space for such notation, at the option of the holder thereof, the Trustee, in lieu of delivering a new Note or Notes as aforesaid, may make a notation on such Note of the payment of the redeemed portion thereof.

                                  ARTICLE 14

                                  DEFEASANCE

SECTION 14.1   APPLICABILITY OF ARTICLE.

     Except as otherwise provided in Section 14.2, the Company may terminate its obligations under the Notes and this Indenture as set forth in Section 14.2.

SECTION 14.2   DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.

     At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Notes ("legal defeasance option") or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 10.1, 12.2, 12.7, 12.8, 12.9, 12.10, 12.11 and 12.12 with respect to Notes
("covenant defeasance option") at any time after the applicable conditions set forth below have been satisfied:

     (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Notes (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest (including any Supplemental Interest) on, the Outstanding Notes on the dates such installments of interest or principal and premium are due;

     (b) Such deposit shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act;

     (c) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

     (d) If the Notes are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange to the effect that the Company's exercise of its option under this Section would not cause such Notes to be delisted;

     (e) No Event of Default or Default shall have occurred and be continuing on the date of such deposit and, with respect to the legal defeasance option only, no Event of Default under Section 5.1(f) or Section 5.1(g) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(f) or Section 5.1(g) shall have occurred and be continuing on the 91st day after such date; and

     (f) The Company shall have delivered to the Trustee an Opinion of Counsel or a ruling from the Internal Revenue Service to the effect that the holders of the Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance or Discharge. Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under Section 5.1(f) or Section 5.1(g) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(f) or Section 5.1(g) shall have occurred and be continuing on the 91st day after the date of such deposit, the obligations of the Company referred to under the definition of covenant defeasance option with respect to such Notes shall be reinstated.

     Upon Discharge (or if the Company exercised its covenant defeasance option and no Event of Default under Section 5.1(f) or Section 5.1(g) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(f) or Section 5.1(g) shall have occurred and be continuing on the 91st day after the requisite deposit, then on such 91st day (or, if earlier, on the Collateral Release Date)) the Collateral pledged under the Collateral Documents will be released and the Trustee, on demand of the Company, shall execute such documents as shall be necessary to release the Collateral and to terminate the obligations of the Company under the Collateral Documents (and, upon Discharge (or such 91st day), the obligations of the Company and the Guarantors under Article 15 shall terminate).

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture and the Collateral Documents (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (i) the rights of holders of Notes to receive, from the trust fund described in clause (a) above, payment of the principal of (and premium, if any) and interest on such Notes when such payments are due, (ii) the Company's obligations with respect to the Notes under Sections 3.4, 3.5, 3.6, 12.3 and 14.3 and (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and under the Collateral Documents.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 14.3   DEPOSITED MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
               TRUST.

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 14.2 in respect of Notes shall be held in trust and applied by it, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the holders of such Notes, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

SECTION 14.4   REPAYMENT TO COMPANY.

     The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Notes for which money or U.S. Government Obligations have been deposited pursuant to Section 14.2.

     The provisions of the last paragraph of Section 12.4 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any Notes for which money or U.S. Government Obligations have been deposited pursuant to Section 14.2.

                                  ARTICLE 15

                            COLLATERAL AND SECURITY

SECTION 15.1   EXECUTION OF COLLATERAL DOCUMENTS.

     The Trustee, at the Company's expense, will execute and deliver and the Company and each Guarantor will execute, deliver, file and record all instruments and do all acts and other things as may be reasonably necessary to provide for the liens under the Collateral Documents, in accordance with the terms of the Intercreditor Agreement and this Indenture; provided that, with respect to any Collateral Documents that may be executed after the Issue Date and that are not subject to approvals under applicable Gaming Laws that have been obtained by the Company, the Trustee, the Company and each Guarantor will comply with applicable Gaming Laws in connection with such Collateral Documents. The Trustee, at the Company's expense, will cooperate reasonably with the Company and each Guarantor in doing all such acts and things required by the preceding sentence.

SECTION 15.2   COLLATERAL DOCUMENTS.

     The due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Notes and performance of all other obligations

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

of the Company and the Guarantors to the holders of the Outstanding Notes or the Trustee under this Indenture, the Guarantees and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Collateral Documents, subject to Section 15.4 hereof. Each holder of the Outstanding Notes, by its acceptance of a Note, consents and agrees to the terms of the Collateral Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with the terms thereof and hereof and authorizes and directs the Trustee to enter into each of the Collateral Documents (including, without limitation, the Intercreditor Agreement and, if deemed appropriate by the Trustee to assure that the Liens securing the Notes and the Guarantees and the Liens securing the Additional Pari Passu Notes shall be pari passu Liens, an intercreditor agreement with the trustee under the indenture for the Additional Pari Passu Notes and the Administrative Agent) and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company and each Guarantor shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Collateral Documents, to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby and by the Collateral Documents, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company and each Guarantor shall take any and all actions necessary, or reasonably requested by the Trustee, to cause the Collateral Documents to create and maintain, as security of the Obligations of the Company and each Guarantor under this Indenture and the Notes, valid and enforceable, perfected (except as expressly provided therein), Liens in and on all the Collateral (and in all assets and properties of the Company and any Guarantor, whether real, personal or mixed, tangible or intangible, which under this Indenture or any Collateral Documents is required to be included in the Collateral), in favor of the Trustee, superior to and prior to the rights of all third Persons except as permitted by Section 12.9 and the Collateral Documents and except for Permitted Encumbrances that do not secure Indebtedness, and subject to no other Liens.

     Unless an Event of Default shall have occurred and be continuing, the Trustee shall (in the absence of bad faith) not be required to take any action, or to require the Company to take any action, to maintain the priority or perfection of any Liens in the Collateral, other than as set forth in the following two sentences. In the event that the Trustee receives an Opinion of Counsel or an Officer's Certificate or a written notice from the Company or any holder of Outstanding Notes delivered pursuant to this Indenture requesting the Trustee to take any action, or stating that any action is required to be taken, in order to maintain the priority or perfection of any of the Liens of the Trustee in the Collateral, the Trustee shall take such actions, or cause such actions to be taken, as are set forth in such Opinion of Counsel, Officer's Certificate or written notice. In the absence of bad faith on the part of the Trustee, the Trustee shall be deemed not to know of any change in the law requiring the taking of such action unless such change is set forth in a subsequent Opinion of Counsel or Officer's Certificate delivered pursuant to this Indenture or the Collateral Documents or a written notice from the Company or holder of Outstanding Notes.

SECTION 15.3.  RECORDING AND OPINIONS.

     (a) On the Issue Date and in connection with any Mortgage securing the Indenture required thereafter prior to the Collateral Release Date (or, if a Collateral Event shall occur, thereafter to the extent provided in Section 12.11), the Company shall furnish to the Trustee, with respect to each Mortgage, a policy of title insurance (or a commitment to issue such a policy) insuring (or committing to insure) the Lien of such Mortgage as a valid mortgage Lien, subject only to Liens permitted under Section 12.9 and Permitted Encumbrances that do not secure Indebtedness, on the real property and fixtures described therein (whether such estate is a fee simple or a leasehold estate) in an amount not less than the lesser of the fair market value thereof and the principal amount of the Outstanding Notes, which policy (or commitment) shall (a) be issued by a reputable title company,
(b) include such reinsurance arrangements, if any (with provisions for direct access), as shall be customary in the same general area and for transactions of this type, (c) have been supplemented by such endorsements as are customary in the same general area and for transactions of this type or, where such endorsements are not available at commercially reasonable premium costs, opinion letters of reputable architects or other reputable professionals (including endorsements or opinion letters on matters relating to contiguity, first loss, and so-called comprehensive coverage over covenants and restrictions, if available) and (d) contain only such exceptions to title as shall be customary in the same general area and for transactions of this type; provided that, with respect to the New Jersey Mortgage, the Company shall be required to furnish a policy of title insurance only when a policy of title insurance is delivered to the Administrative Agent under the Facility with respect to the New Jersey Mortgage (and only to the same extent and on the same basis as set forth in such policy). For purposes hereof, the reinsurance arrangements, endorsements and exceptions to title included in or supplementing the title insurance issued to the holders of the Liens securing the Facility shall be "customary in the same general area and for transactions of this type." In the absence of bad faith on its part, the Trustee shall be entitled to rely on an Opinion of Counsel or Officers' Certificate with respect to the Company's compliance with the provisions of this Section 15.3(a).

     (b) On the Issue Date and in connection with any Liens securing the Indenture required after a Collateral Event, the Company and each Guarantor shall have executed, delivered, filed and recorded or shall execute, deliver, file and record, all instruments and documents, and shall have done or shall do all such acts and other things, at the expense of the Company and each Guarantor, as are necessary to subject the Collateral to the Liens of the Collateral Documents. Each of the Company and every Guarantor shall execute, deliver, file and record all instruments and do all acts and other things as may be reasonably necessary or advisable to perfect, maintain and protect the Liens of the Collateral Documents.

     (c) The Company shall furnish to the Trustee upon the execution and delivery of this Indenture and as soon as practicable after a Collateral Event, an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Collateral Documents, and reciting the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

     (d) The Company shall furnish to the Trustee at the time of execution and delivery of any Mortgage, Subsidiary Security Agreement or Subsidiary Pledge Agreement, or any amendments or supplements thereto, after the Issue Date by any Guarantor under Section 12.7, an Opinion of Counsel to the effect set forth in subsection (c) of this 10.02, but relating only to such additional Collateral Documents or new parties thereto.

     (e) Prior to the Collateral Release Date (or after a Collateral Event has occurred), the Company shall furnish to the Trustee on or prior to each anniversary of the date hereof and delivery of any Collateral Document, an Opinion of Counsel, dated as of such date, stating that either (i) (A) all action has been taken with respect to the recording, registering, filing, rerecording and refiling of the Indenture, all supplemental indentures, the Collateral Documents, financing statements,

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continuation statements or other Collateral and all other instruments as are necessary or appropriate fully to maintain, protect and preserve the Liens and the rights of the holders, the Collateral Agent and the Trustee hereunder and under the Collateral Documents, and reciting the details of such action or referring to prior opinions of Counsel in which such details are given and (B) based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the holders, the Collateral Agent and the Trustee hereunder and under the Collateral Documents with respect to their Liens in the Collateral, or (ii) no such action is necessary to maintain, preserve and protect the Liens and the rights of the holders, the Collateral Agent and the Trustee hereunder and under the Collateral Documents during such period. Such Opinion of' Counsel shall be required in addition to, and not in lieu of, any Officers' Certificate required under this Indenture or the Collateral Documents.

SECTION 15.4.  RELEASE AND SUBORDINATION OF COLLATERAL.

     (a) Subject to subsections (b) and (c) of this Section 15.4, Collateral may be released from the Lien and security interest created by the Collateral Documents at any time or from time to time at the sole cost and expense of the Company only (i) upon payment in full of the Note in accordance with the terms thereof and of this Indenture and all other obligations of the Company and each Guarantor then due and owing under this Indenture, the Notes and the Collateral Documents, (ii) upon the sale or other disposition of such Collateral, provided that, if applicable, the Company is in compliance with Section 12.12 in connection with such sale or other disposition at the time of such release of Collateral and provided further that, except as expressly otherwise provided in this Indenture or the Collateral Documents, the Lien of the Collateral Documents shall attach any and all proceeds of such sale or other disposition, or (iii) upon the Collateral Release Date, provided that the Trustee shall not be obligated to effectuate a Collateral Release at any time when a Collateral Event exists, a Default or Event of Default has then occurred and remains construing or if the Administrative Agent (or the trustee in respect of any Additional Pari Passu Notes) is not concurrently releasing the Liens securing the Facility (or the Additional Pari Passu Notes). Except as provided in subdivision (b) of this
Section 15.4, the Trustee shall not release any Lien on any Collateral pursuant to clauses (i), (ii) or (iii) above unless and until it shall have received from the Company an Officers' Certificate certifying that all conditions precedent hereunder have been met and that such release is not in violation of any applicable Gaming Laws and such other documents required by Section 15.5 hereof.

     Upon compliance with the foregoing provisions, the Trustee shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Collateral Documents.

     (b) The Company and the Guarantors may, in the ordinary course of business, without any release or consent by the Trustee or any holder of the Notes and, from and after the Exemption Date, without any documents required by
Section 314(d) to the extent provided in the Exemption, (i) sell, lease, transfer, assign or otherwise dispose of inventory, (ii) sell, lease, transfer, assign or otherwise dispose of any assets that are damaged, worn out, obsolete or no longer necessary for the proper conduct of the business of the Company or such Guarantor, provided that (A) such assets are

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

replaced by new Collateral being subject to the Lien of the Indenture and the Collateral Documents and having at least equal value and utility as the disposed assets (whether or not being the same character) or (B) such assets (if not replaced) are not, in the aggregate, material to the conduct of the business of the Company or such Guarantor, (iii) collect and dispose of accounts receivable and checks and (iv) utilize cash on deposit in the accounts of the Company and the Guarantors (for the purposes contemplated by Section 12.12 in the case of any cash on deposit thereunder). In each such case, the Lien of this Indenture and the Collateral Documents shall be deemed automatically released without any action on the part of the Trustee, provided that the Lien of the Indenture and the Collateral Documents shall attach to any and all proceeds of such disposition. In connection with any such release, upon delivery by the Company to the Trustee of an Officers' Certificate requesting release of assets under this Section 15.4(b)

(A) specifically describing the proposed released assets and (B) certifying that such asset disposition complies with the terms and conditions of this Section 15.4(b), the Trustee shall execute a release, without recourse, of the aforementioned items of Collateral in the form provided by the Company or the applicable Guarantor. To the extent that may be provided in the Exemption, the fair value of Collateral released from the Liens of the Indenture and the Collateral Documents under this Section 15.5(b) shall not be considered in determining whether the aggregate fair value of Collateral released from the Liens of the Indenture and the Collateral Documents in any calendar year exceeds the 10% threshold specified in Section 314(d)(1) of the TIA; provided that the Company's right to rely on this sentence at any time is conditioned upon the Company having furnished to the Trustee all certificates described in subdivision (c) of Section 15.5 hereof that were required to be furnished to the Trustee at or prior to such time.

     (c) No release of Collateral pursuant hereto shall be effective as against the holders of Notes, no Collateral shall be released pursuant to Section 15.4(a), and none of the Pro Rata Amount of any Net Proceeds pledged under
Section 12.12 shall be released pursuant to Section 15.4(b), without the prior written consent of the Trustee, at any time when an Event of Default shall have occurred and be continuing and either (i) the maturity of the Notes shall have been accelerated (whether by declaration or otherwise), or (ii) such Event of Default is an Event of Default pursuant to clause (f) or (g) of Section 5.1. In addition, at any time when an Event of Default shall have occurred and be continuing and such Event of Default is an Event of Default pursuant to clause
(a), (b) or (c), or clause (e) in respect of obligations under the Facility of
Section 5.1, the Trustee may, and shall upon the request of the holders of Outstanding Notes of at least 25% in principal amount of the Notes then outstanding, by notice to the Company, prohibit any release or disposition of Collateral otherwise permitted by subsections (a) or (b) of this Section 15.4.

     (d)  With respect to Liens on assets referred to in clause (c) of Section
12.9 over which a Lien has been or shall be granted in favor of the Trustee, if requested by the Company and upon receipt of an Officer's Certificate certifying that no Default or Event of Default has occurred and is continuing and that the Administrative Agent (and any trustee for any Additional Pari Passu Notes) is concurrently executing and delivering a similar subordination agreement, the Trustee will execute and deliver to the lender under the Indebtedness secured by the Liens on such assets a subordination agreement, in form and substance reasonably satisfactory to the Trustee, subordinating the Lien in favor of the Trustee in such assets, in order of priority, to the lien in favor of such lender.

SECTION 15.5   CERTIFICATES OF THE COMPANY.

     (a) The Company shall furnish to the Trustee prior to each proposed release of Collateral

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

pursuant to the Collateral Documents, all documents required by TIA (S) 314(d), except as provided in subdivision (b) of Section 15.4. The Trustee may, to the extent permitted by Sections 6.1 and 6.3 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such instruments. Any certificate or opinion required by TIA (S) 314(d) may be made by an Officer of the Company except in cases where TIA (S) 314(d) requires that such certificate or opinion be made by an independent engineer, appraiser or other expert within the meaning of TIA (S) 314(d). The release of any Collateral from the Lien of any Collateral Document or the subordination of any Lien of any Collateral Document shall not be deemed to impair such Lien or the Collateral under the Collateral Documents in contravention of the provisions of this Indenture or such Collateral Document if and to the extent the Collateral or Lien is released or subordinated pursuant to, and in accordance with, this Indenture and such Collateral Document.

     (b) The Company may from time to time file with the Commission a request for an exemption (an "Exemption") from the requirements of Section 314(d) of the TIA for purposes of the releases of Collateral described in subdivision (b) of
Section 15.4, shall provide the Trustee with an Officer's Certificate setting forth the effective date (the "Effective Date") of the Exemption, if granted, and shall provide the Trustee with a copy of any Exemption granted by the Commission and promptly inform the Trustee of any amendment to, or any rescission or termination of, the Exemption.

     (c)  In the case of transactions permitted by subdivision (b) of Section
15.4 hereof, the Company shall deliver to the Trustee, within 15 days after the end of each of the six-month periods ended on January 31 and July 31 in each year, an Officers' Certificate to the effect that all transactions effected pursuant to subdivision (b) of Section 15.4 hereof during the preceding six-month period were made by the Company and the Guarantors in the ordinary course of business and that all proceeds therefrom were used by the Company and the Guarantors in connection with their respective businesses or to make payments on the Notes or as otherwise permitted under this Indenture and the Collateral Documents.

SECTION 15.6 AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS.

     Subject to Section 5.12 and compliance with any applicable Gaming Laws, the Trustee may, in its sole discretion and without the consent of the holders of Outstanding Notes, on behalf of the holders of Outstanding Notes, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Collateral Documents and (b) collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder. The Trustee shall have the power to institute and to maintain such suits and proceedings as it may reasonably deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Collateral Documents or this Indenture, and such suits and proceedings as the Trustee may reasonably deem expedient to preserve or protect its interest and the interests of the holders of Outstanding Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule, or order would impair the security interest hereunder or be prejudicial to the interests of the holders of Outstanding Notes or the Trustee).

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

SECTION 15.7. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS.

     The Trustee is authorized to receive any funds for the benefit of the holders of Outstanding Notes distributed under the Collateral Documents, and to make further distributions or such funds to the holders of Outstanding Notes according to the provisions of this Indenture and the Collateral Documents.

                                  ARTICLE 16
                                   GUARANTEE

SECTION 16.1   GUARANTEE.

     (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Guarantors, jointly and severally, hereby unconditionally guarantees, which guarantee shall be secured as provided in the Collateral Documents (each such guarantee, together with any future guarantees executed pursuant to Section 12.7 hereof, being a "Guarantee"), to each holder of a Note authenticated and delivered by the Trustee and to the Trustee, irrespective of the validity and enforceability of this Indenture, the Note or the obligations of the Company under this Indenture or the Note, that: (i) the principal of and interest an the Note will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon a purchase offer or otherwise, and interest on the overdue principal and interest, if any, of the Note, if lawful, and all other obligations of the Company to the holders or the Trustee under this Indenture or the Note will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Note; and (ii) in case of any extension of time of payment or renewal of any securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a purchase offer or otherwise (collectively, the "Guaranteed Obligations"). The Guarantee is a guarantee of payment and not of collection.

     Notwithstanding any other provision of this Indenture, the obligations of Detroit LLC under its Guarantee (and under any Collateral Documents securing such Guarantee) shall be limited to the amount of proceeds of the Notes contributed or otherwise made available to Detroit LLC.

     Failing payment when due of any amount so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same before failure to so pay becomes an Event of Default.

     (b) Each Guarantor agrees that (i) its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Note or this Indenture, any amendments to the Indenture, the Notes or the Collateral Documents (other than (A) this Article 16, and other than (B) Article 15 or any Collateral Document to the extent such amendment is not executed and delivered by such Guarantor and adversely affects, or increases the obligations of, such Guarantor under Article 15 or such Collateral Document), the absence of any action to enforce the same, any delays in obtaining or realizing upon (or failures to obtain or realize upon) Collateral, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor and (ii) this Guarantee will not be discharged except by complete performance of the obligations contained in the Note and this Indenture. Each of the Guarantors hereby waives diligence,

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

presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the company to meet its obligations, protest, notice and all demands whatsoever. Without limiting the generality of the foregoing, each of the Guarantors hereby waives, to the extent permitted under Nev. Rev. Stat. 40.495, any rights arising out of Nev. Rev. Stat. 40.430.

     (c) If any holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian, Trustee, or similar official acting in relation to either the Company or any Guarantor, any amount paid by either the Company or any of the Guarantors to the Trustee or such holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Guarantors agrees that it will not be entitled to any right of subrogation in relation to the holders in respect of any obligations guaranteed hereby except as set forth in Section 16.5 hereof.

     (d) Each of the Guarantors agrees that (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 5.2, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guarantee.

SECTION 16.2.  EXECUTION AND DELIVERY OF GUARANTEE.

     To evidence its Guarantee set forth in Section 16.1, each of the Guarantors agrees that a notation of such Guarantee substantially in the form of the notation included in the Note annexed hereto as Exhibit A shall be endorsed on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by a duly authorized officer.

     Each of the Guarantors agrees that its Guarantee set forth in Section 16.1 shall remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of such Guarantee.

     If an Officer whose facsimile signature is on a Note no longer holds that office at the time the Trustee authenticates the Note on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

     The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantors.

SECTION 16.3   LIMITATION OF GUARANTOR'S LIABILITY.

     Each Guarantor and by its acceptance hereof each holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the holders and each Guarantor hereby irrevocably agree that the obligations of each such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to

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

any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 16.4, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. This Section 16.3 is for the benefit of the creditors of each Guarantor.

SECTION 16.4.  CONTRIBUTION.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or
                                  --------
distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net worth of each Guarantor
                     --- ----
(including the Funding Guarantor but, in the case of Detroit LLC, not in excess of the amount of proceeds of the Notes contributed or otherwise made available to Detroit LLC) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's obligations with respect to the Guarantee.

SECTION 16.5.  RIGHTS UNDER THE GUARANTEE.

     No payment by any Guarantor pursuant to the provisions hereof to the Trustee shall entitle such Guarantor to any payment out of any Collateral held by the Trustee under this Indenture or any Collateral Documents.

     (a) Each of the Guarantors waives notice of the issuance, sale and purchase of the Note and notice from the Trustee or the holders from time to time of any of the Note of their acceptance and reliance on this Guarantee.

     (b) Notwithstanding, any payment or payments made by the Guarantors by reason of this Guarantee, the Guarantors shall not be subrogated to any rights of the Trustee, the Collateral Agent or any holder against the Company until all the Note shall have been paid or deemed to have been paid within the meaning of the Indenture. Any payment made by the Guarantors by reason of this Guarantee shall be in all respects subordinated to the full and complete payment or discharge under this Indenture of all obligations guaranteed hereby, and no payment by the Guarantors by reason of this Guarantee shall give rise to any claim of the Guarantors against the Trustee or any holder of the Note. Unless and until the Note shall have been paid or deemed to have been paid within the meaning of the Indenture, neither the Guarantors nor any of them will assign or otherwise transfer any such claim against the Company to any other person.

     (c) No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by the Guarantors of their obligations hereunder) which any Guarantor may have or assert against the Trustee or any holder of any Note shall be available hereunder to such Guarantor against the Trustee.

     (d) Each Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce the Guarantee or protecting the rights of the Trustee, the Collateral Agent or the holders of the Notes, if any, in accordance with this Indenture.

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

SECTION 16.6.  PRIMARY OBLIGATIONS.

     Each Guarantor agrees that it is directly liable to each holder hereunder, that the obligations of each Guarantor hereunder are independent of the obligations of the Company or any other guarantor, and that a separate action may be brought against each Guarantor, whether such action is brought against the Company or any other Guarantor or whether the Company or any other guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Trustee or the holders of the Notes of whatever remedies they may have against the Company or any other guarantor, or the enforcement of any Lien or realization upon any Collateral the Trustee may at any time possess. Each Guarantor agrees that any release which may be given by the Trustee or the holders of the Notes to the Company or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that the Trustee shall be under no obligation to marshal any property or assets of the Company or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

SECTION 16.7.  WAIVERS.

     (a) Each Guarantor hereby waives any right to receive, or any claim or defense based on failure to receive: (i) notice of the amount of the Guaranteed Obligations; (ii) notice of any adverse change in the financial condition of the Company or of any other fact that might increase such Guarantor's risk hereunder; (iii) notice of a Default or Event of Default; and (iv) all other notices (except if such notice is specifically required to be given to such Guarantor under this Indenture or any of the Collateral Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

     (b) Each Guarantor hereby waives the right by statute or otherwise to require the Trustee or the holders to institute suit against the Company (or against any other Person) or to exhaust any rights and remedies which the Trustee or the holders have or may have against the Company (or against any other Person). In this regard, each Guarantor agrees that it is bound to the payment of each and all of the Guaranteed Obligations, whether now existing or hereafter arising, as fully as if such Guaranteed Obligations were directly owing to Guaranteed Party by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof.

     (c) Each Guarantor hereby waives: (i) any claim or defense directly or indirectly arising from or caused by any election of remedies by the Trustee or holders of the Notes, whether or not such election of remedies directly or indirectly results in impairment or loss of rights or claims of such Guarantor against the Company or other Persons; and (ii) any defenses based on suretyship law or impairment of collateral.

SECTION 16.8.  RELEASES.

     Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Trustee may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or

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

inaction, release all or any one or more parties to, any one or more of the terms and provisions of this Indenture or the Collateral Documents or may grant other indulgences to the Company in respect thereof, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

SECTION 16.9.  NO ELECTION.

     The Trustee shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein and no election by the Trustee to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Trustee's right to proceed in any other form of action or proceeding, or against other parties unless the Trustee has expressly waived such right in writing.

SECTION 16.10. FINANCIAL CONDITION OF THE COMPANY.

     Each Guarantor represents and warrants to the Trustee and holders that it is currently informed of the financial condition of the Company and, of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further represents and warrants to the Trustee and holders that it has read and understands the terms and conditions of this Indenture and the Collateral Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                                  ARTICLE 17

                                 MISCELLANEOUS

SECTION 17.1   NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any Act of holders of Notes or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (a) the Trustee by any Note holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

     (b) the Company by the Trustee or by any Note holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

     Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

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

SECTION 17.2   NOTICE TO HOLDERS; WAIVER.

     When this Indenture provides for notice to holders of Notes of any event, such notice shall be sufficiently given to holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (or via certified or registered mail, telegraph, telefax, cable or overnight delivery service), to such holders as their names and addresses appear in the Note Register, within the time prescribed.

     In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give notice by publication, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder shall affect the sufficiency of such notice with respect to other holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to holders is given by publication, any defect in any notice so published as to any particular holder shall not affect the sufficiency of such notice with respect to other holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given.

SECTION 17.3   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with the duties imposed on any person by the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 17.4   COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     This Indenture may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 17.5   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

SECTION 17.6   SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 17.7   BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Note Registrar, any Paying Agent and their successors hereunder, and the holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 17.8   GOVERNING LAW.

     This Indenture and the Notes shall be deemed to be contracts made and to be performed entirely in the State of Nevada, and for all purposes shall be governed by and construed in accordance with the internal laws of said State without regard to the conflicts of law rules of said State.

SECTION 17.9   LEGAL HOLIDAYS.

     Unless otherwise specified pursuant to Section 3.1 or in any Note, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment for the Notes, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

SECTION 17.10  NO RECOURSE AGAINST OTHERS.

     No direct or indirect incorporator, employee, stockholder, director or officer, as such, past, present or future of the Company or any successor corporation or any of the Company's Affiliates, shall have any personal liability in respect of the obligations of the Company under the Notes or this Indenture, either directly or through the Company, by reason of his, her or its status as such incorporator, stockholder, employee, director or officer. Each holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

SECTION 17.11  GAMING LAWS.

     If the Company becomes the holding company of a New Jersey casino licensee, this Indenture and the Notes will be subject to the Casino Control Act of the State of New Jersey and the rules and regulations promulgated thereunder.

SECTION 17.12  NO PARENT LIABILITY.

     In the event (a) there is any Default, Event of Default or other default or alleged default by

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

the Company, any Guarantor or any Affiliate of any thereof under this Indenture, the Notes, any Guarantee, any Collateral Document or any other document, instrument or agreement arising out of or relating to any of the foregoing (collectively, the "Transaction Documents") or (b) the Trustee, any holder of any Note, any other Beneficiary or any Affiliate of any of the foregoing has or may have any claim arising from or relating to the terms of any Transaction Document, neither the Trustee, such holder, such other Beneficiary or such Affiliate shall commence any lawsuit or otherwise seek to impose any liability whatsoever in respect thereof against Tracinda Corporation or its shareholder (hereinafter collectively referred to as "Tracinda"). Tracinda shall not have
                                          --------
any liability whatsoever with respect to any Transaction Document or any matters relating to or arising from any Transaction Document. None of the Trustee, any holder of any Note, any other Beneficiary or any Affiliate of any of the foregoing shall assert or permit any Person claiming through any of them to assert a claim or impose any liability against Tracinda as to any matter or thing arising out of or relating to any Transaction Document or any alleged breach or default of any Transaction Document by the Company, any Guarantor or any Affiliate thereof. Tracinda is not a party to any Transaction Document and is not liable for any alleged breach or default of any Transaction Document by the Company, any Guarantor or any Affiliate of any thereof. The terms of this
Section 17.2 shall control, notwithstanding anything to the contrary appearing in any Transaction Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                         MGM GRAND, INC.


                                         By:  /s/ Scott Langsner
                                         Name:
                                         Title:


[SEAL]
ATTEST:

By: /s/ Edward J. Jenkins
    _______________________________
Name:   Edward J. Jenkins
      _____________________________
Title:  Vice President
      _____________________________

                                         PNC BANK, NATIONAL ASSOCIATION, AS
                                         TRUSTEE


                                         By:   /s/ J. Salovitch-Miller
                                         Name:  Julie Salovitch-Miller
                                         Title: Vice President

[SEAL]
ATTEST:

By: /s/ Devorah H. Rosen
    _______________________________
Name:   Devorah H. Rosen
      _____________________________
Title:  Vice President
      _____________________________

GUARANTORS:

                                    MGM GRAND HOTEL, INC.

                                    By:/s/ Scott Langsner
                                       _____________________________

ATTEST:

By:    /s/ Thomas A. Peterman
       ________________________
Name:      Thomas A. Peterman
       ________________________
Title:     Secretary
       ________________________


                                    MGM GRAND MOVIEWORLD, INC.

                                    By:/s/ Scott Langsner
                                       _____________________________

ATTEST:

By:   /s/ Corey Sanders
      _________________________
Name:     Corey Sanders
      _________________________
Title:    Treasurer
      _________________________


                                    GRAND LAUNDRY, INC.

                                    By:/s/ Scott Langsner
                                       _____________________________

ATTEST:

By:   /s/ Corey Sanders
      _________________________
Name:     Corey Sanders
      _________________________
Title:    Treasurer
      _________________________


                                    MGM GRAND MONORAIL, INC.

                                    By:/s/ Scott Langsner
                                       _____________________________

ATTEST:

By:   /s/ Daniel M. Wade
      ___________________________
Name:     Daniel M. Wade
      ___________________________
Title:    President & Chief Executive Officer
      _______________________________________

                                                  MGM DIST., INC.

                                                  By: /s/ Scott Langsner
                                                      __________________

ATTEST:

By:   /s/ Daniel M. Wade
      _______________________________________
Name:     Daniel M. Wade
      _______________________________________
Title:    President & Chief Operating Officer
      _______________________________________

                                                  DESTRON, INC.

                                                  By: /s/ Scott Langsner
                                                      __________________

ATTEST:

By:   /s/ Robert V. Moon
      _______________________________________
Name:     Robert V. Moon
      _______________________________________
Title:    President & Chief Operating Officer
      _______________________________________


                                                  DESTRON MARKETING, INC.

                                                  By: /s/ Scott Langsner
                                                      __________________

ATTEST:

By:   /s/ Robert V. Moon
      ____________________________________
Name:     Robert V. Moon
      ____________________________________
Title:    Vice President & Treasurer
      ____________________________________

                                    MGM GRAND MERCHANDISING, INC.

                                    By: /s/ Scott Langsner
                                        _____________________________

ATTEST:

By:  /s/ Bob Bowman
     _________________________
Name:    Bob Bowman
     _________________________
Title:   President
     _________________________


                                    MGMG TRADING CO.

                                    By: /s/ Scott Langsner
                                        ___________________


ATTEST:

By:  /s/ Bob Bowman
     _________________________
Name:    Bob Bowman
     _________________________
Title:   President
     _________________________


                                    MGM GRAND ATLANTIC CITY, INC.

                                    By: /s/ Scott Langsner
                                        __________________



ATTEST:

By:   /s/ J. Terrence Lanni
      ________________________
Name:     J. Terrence Lanni
      ________________________
Title:    Chairman
      ________________________


                                    MGM GRAND DEVELOPMENT, INC.

                                    By: /s/ Scott Langsner
                                        __________________



ATTEST:

By:   /s/ Edward J. Jenkins
      ________________________
Name:     Edward J. Jenkins
      ________________________
Title:    Vice President
      ________________________

                                    MGM GRAND DETROIT, INC.

                                    By: /s/ Scott Langsner
                                        _____________________________


ATTEST:

By:   /s/ J. Terrence Lanni
      ________________________
Name:     J. Terrence Lanni
      ________________________
Title:    Chairman
      ________________________

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